Phoenix Investment Partners

                                                          DECEMBER 31, 1998

Engemann

ANNUAL REPORT

                                                          Phoenix-Engemann
                                                          Growth Fund

                                                          Phoenix-Engemann
                                                          Nifty Fifty Fund

                                                          Phoenix-Engemann
                                                          Balanced Return Fund

                                                          Phoenix-Engemann
                                                          Global Growth Fund

                                                          Phoenix-Engemann
                                                          Small & Mid-Cap
                                                          Growth Fund

                                                          Phoenix-Engemann
                                                          Value 25 Fund

[LOGO]  PHOENIX
        INVESTMENT PARTNERS

TABLE OF CONTENTS

The Growth Fund...........................................................     3
The Nifty Fifty Fund......................................................    12
The Balanced Return Fund..................................................    20
The Global Growth Fund....................................................    29
The Small & Mid-Cap Growth Fund...........................................    40
The Value 25 Fund.........................................................    48
Notes to Financial Statements.............................................    55

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE CHAIRMAN

DEAR FELLOW SHAREHOLDERS:
[PHOTO]
ROGER ENGEMANN

  The year 1998 had a little something for the bears, much more for the bulls, a lot of scary stuff for the press--and, happily, good news for shareholders of the Phoenix-Engemann Funds.

  More details are on the following pages, but here is a performance snapshot. Based on the net asset value (NAV) of Class A Shares, all the funds in the family showed positive returns for the year. Other than the Phoenix-Engemann Value 25 Fund, all the Funds had double-digit gains and surpassed the average fund in their respective categories, based on net asset value.(1) Further, the Phoenix-Engemann Growth, Nifty Fifty and Balanced Return Funds beat the impressive performance of the S&P 500 Index.(2)

  The market in 1998 was both selective and volatile. Selectivity showed up in investors' preference for large growth stocks over value stocks--one reason the Value 25 Fund lagged in its returns. Not only does this Fund emphasize value, it focuses on a narrow range of just 25 stocks. Last year wasn't the year for value. But, like all market phenomena, that is subject to change.

  Last year, small also played second fiddle to large. Small stocks suffered a third quarter that was their third worst quarter since 1979. However, interest rate cuts and waning fears of recession brought a nice fourth-quarter rally to small stocks and to the Phoenix-Engemann Small & Mid-Cap Fund in particular.

  Volatility, the other key feature of 1998, gave us a lot of what we call "white knuckle time." The third quarter was the worst for stock funds since 1990. Then the market turned around abruptly, as it is wont to do, making the fourth quarter the best for stocks since 1987.

  After many placid years, what the market dished out in 1998 might make now a good time to dust off some old, forgotten investment practices. Three of my favorites are: (1) DIVERSIFY, (2) STICK WITH YOUR PLAN, and (3) IGNORE THE HERD.

  DIVERSIFICATION can't cure volatility, yet it can be a great balm for its pain. If you include large-cap, small-cap, growth, balanced, and value funds in your portfolio, you may not earn the peak return of the best one ... but you'll avoid having everything in the one that takes the biggest fall.

  STICK WITH YOUR PLAN is what I refer to as "stay on the train." Decide on your goal, select the investments to get you there, and then muster the courage to hang on through a bumpy ride. Trying to time the market is something even experts seldom do successfully. And if you chase after the current best performer, you're apt to catch it just as it heads in the other direction.

(1) ACCORDING TO LIPPER INC.
(2) THE S&P 500 INDEX, WHICH IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE, RETURNED 28.8% FOR THE YEAR ENDED DECEMBER 31, 1998. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

  IGNORE THE HERD. When the market sinks and headlines rail against the risk of stocks, it's tempting to pull out and tuck your dollars under the mattress. That's when it's time to remind yourself that company fundamentals propel stock prices over the long term. Periodically, investor psychology may be a controlling factor. But attitudes can change. Bull markets can follow bear markets. Investing in stocks for the short term is clearly a risky practice, but history shows us that stocks of solid, profitable companies move up over time.

  Finally, a word about the future. Some analysts say the market can't have another strong year, and it is true that past performance is no guarantee of future performance. However, we see nothing on the horizon we think will impede good progress. Though corporate profits may cool somewhat, we believe there will always be companies with good, solid earnings prospects. And we will do our best to find them and place them in your portfolios.

  Thank you for your confidence and for "staying on the train" through these volatile times.

/s/ Roger Engemann

Roger Engemann
Chairman of the Board and President

JANUARY 15, 1999

PHOENIX-ENGEMANN GROWTH FUND
A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
A: The Phoenix-Engemann Growth Fund's objective is to achieve long-term capital appreciation by investing in common stocks with rapidly growing earnings per share. The Fund invests in stocks of various capitalizations.
Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1998?
A: This was an excellent year for the Fund. The NAV for Class A Shares increased 37.4%, surpassing both the 28.8% return of the S&P 500 Index(1) as well as the 22.9% return of the average growth fund in a universe of 980 funds as measured by Lipper Inc. Class B and C shares returned 36.4% for the year. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.
Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?
A: There were several key elements responsible for the Fund's outperformance. First, the Fund was overweighted in communication equipment and service companies that are benefiting from the dramatic growth of the Internet. Second, the Fund had solid performance in several retail stocks as these companies experienced a solid domestic economy. Finally, during the market correction in August and October we reduced our exposure to consumer products that we believed would be negatively impacted by weak economies in Asia and Latin America. Subsequently, we used the proceeds from these sales to increase our holdings in financial services companies, which were selling at what we believed to be very compelling valuation levels.
Q: PLEASE DISCUSS SOME OF THE INDIVIDUAL WINNERS IN THE FUND.
A: For the second year in a row America Online was the Fund's best performer. The stock rose nearly six-fold during 1998. Now the Fund's largest position, largely because of price appreciation, the company is riding the Internet boom and is leveraging its dominant franchise into tremendous profit growth. Another way we have been playing the explosive growth of the Internet is through communications equipment companies that are building the infrastructure or backbone of the Internet. Both Cisco and Lucent Technologies are among the leaders in this fast growing area and each stock more than doubled during the year. Other stocks that performed extremely well were MCI WorldCom, Microsoft, and Texas Instruments.
Q: WHAT WERE SOME AREAS THAT PROVED DISAPPOINTING?

A: Consumer staple companies are one area where the Fund has historically invested a large part of its assets. For many years companies such as Gillette and Coca-Cola were able to provide above-average consistent growth. The Asian crisis, however, proved to be a very difficult challenge for these companies. Their growth slowed dramatically and in some cases profits actually declined. Although these companies are excellent franchises and dominate their markets, the near-term outlook for profit growth is uncertain at best. Therefore,

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

we trimmed our positions in several of these companies. That being said, one company that performed extremely well, despite its global presence, was McDonald's. After several years of sub-par performance, management implemented a strategy to improve their domestic operations and continue their global expansion--efforts that investors rewarded nicely.

Q: WHAT IS YOUR OUTLOOK FOR 1999?

A: Our outlook has not changed much since we last communicated with you. Despite tremendous volatility in the second half the year, the stock market rebounded vigorously and posted a fourth year of better than 20% gains. Although we do not believe that such levels of returns are sustainable, we are still able to find opportunities we feel have the potential for exceptional growth. More importantly, the investment backdrop remains favorable as inflation is well contained and the U.S. economy continues to grow at a solid pace. As such, we believe that valuations are justifiable, provided companies continue to deliver the earnings. We have positioned the Fund in the companies that we believe have the best earnings prospects and expect will be rewarded over time. In summary, we believe that growth stocks are still a good place to be.

                                                                JANUARY 29, 1999

Phoenix-Engemann Growth Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 12/31/98     DATE
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                   37.41%  19.04%     17.64%      --            --
Class A Shares at POP(3)                   30.88   17.88      17.06       --            --
Class B Shares at NAV(2)                   36.38    --        --          18.32%       1/3/94
Class B Shares with CDSC(4)                32.53    --        --          18.13        1/3/94
Class C Shares at NAV(2)                   36.38    --        --          18.32        1/3/94
Class C Shares with CDSC(4)                36.38    --        --          18.32        1/3/94
S&P 500 Index(6)                           28.76   24.15      19.22       24.23        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PHOENIX-ENGEMANN                       S&P
                  GROWTH FUND                          500
                   CLASS A(5)                       INDEX(6)
12/30/1988               $9,525.00    12/31/1988    $ 10,000.00
12/29/1989              $13,119.02    12/31/1989    $ 13,143.49
12/31/1990              $12,522.67    12/31/1990    $ 12,723.63
12/31/1991              $21,017.31    12/31/1991    $ 16,609.89
12/31/1992              $21,488.47    12/31/1992    $ 17,887.30
12/31/1993              $20,227.25    12/31/1993    $ 19,676.05
12/30/1994              $19,468.73    12/31/1994    $ 19,936.37
12/29/1995              $24,755.99    12/31/1995    $ 27,413.96
12/31/1996              $30,324.36    12/31/1996    $ 33,787.07
12/31/1997              $35,187.14    12/31/1997    $ 45,063.71
12/31/1998              $48,351.91    12/31/1998    $ 58,022.45

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       40%
Consumer Cyclicals                17
Financials                        15
Health-Care                       11
Consumer Staples                   7
Communication Services             6
Capital Goods                      3
Other                              1

Phoenix-Engemann Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  America Online, Inc.                                           5.9%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    2.  MCI WorldCom, Inc.                                             5.6%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    3.  Cisco Systems, Inc.                                            5.1%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    4.  Lucent Technologies, Inc.                                      4.9%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    5.  Medtronic, Inc.                                                4.8%
        LEADING PRODUCER OF IMPLANTABLE CARDIAC DEVICES
    6.  Microsoft Corp.                                                4.6%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    7.  Texas Instruments, Inc.                                        4.0%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    8.  Home Depot, Inc. (The)                                         4.0%
        LEADING HOME IMPROVEMENT RETAILER
    9.  Pfizer, Inc.                                                   4.0%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
   10.  General Electric Co.                                           3.2%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES        VALUE
                                                     --------   -------------

COMMON STOCKS--98.9%

AIR FREIGHT--1.1%
FDX Corp.(b)............................               68,000   $   6,052,000
BANKS (MAJOR REGIONAL)--1.8%
Wells Fargo & Co........................              247,700       9,892,519

BEVERAGES (NON-ALCOHOLIC)--1.2%
Coca-Cola Co. (The).....................               97,900       6,547,062
CHEMICALS (DIVERSIFIED)--0.2%
Monsanto Co.............................               25,000       1,187,500
COMMUNICATIONS EQUIPMENT--7.1%
Lucent Technologies, Inc................              243,000      26,730,000
Tellabs, Inc.(b)........................              170,550      11,693,334
                                                                -------------
                                                                   38,423,334
                                                                -------------

COMPUTERS (HARDWARE)--3.0%
Compaq Computer Corp....................              135,000       5,661,562
Dell Computer Corp.(b)..................              141,000      10,319,437
                                                                -------------
                                                                   15,980,999
                                                                -------------

COMPUTERS (NETWORKING)--5.1%
Cisco Systems, Inc.(b)..................              296,112      27,482,895

COMPUTERS (PERIPHERALS)--2.1%
EMC Corp.(b)............................              132,000      11,220,000

COMPUTERS (SOFTWARE & SERVICES)--15.2%
America Online, Inc.(b).................              200,000      32,000,000
At Home Corp.(b)........................               65,000       4,826,250
BMC Software, Inc.(b)...................              185,000       8,244,062

                                                      SHARES        VALUE
                                                     --------   -------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Compuware Corp.(b)......................              156,000   $  12,187,500
Microsoft Corp.(b)......................              181,300      25,144,044
                                                                -------------
                                                                   82,401,856
                                                                -------------

CONSUMER FINANCE--1.6%
MBNA Corp...............................              340,450       8,489,972

ELECTRICAL EQUIPMENT--3.2%
General Electric Co.....................              170,000      17,350,625

ELECTRONICS (SEMICONDUCTORS)--6.8%
Intel Corp..............................              126,400      14,986,300
Texas Instruments, Inc..................              254,600      21,784,212
                                                                -------------
                                                                   36,770,512
                                                                -------------

ENTERTAINMENT--0.9%
Walt Disney Co. (The)...................              163,850       4,915,500

FINANCIAL (DIVERSIFIED)--6.6%
American Express Co.....................               92,000       9,407,000
Citigroup, Inc..........................              220,000      10,890,000
Freddie Mac.............................              239,150      15,410,228
                                                                -------------
                                                                   35,707,228
                                                                -------------

HEALTH CARE (DIVERSIFIED)--0.8%
Johnson & Johnson.......................               54,200       4,546,025

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.7%
Merck & Co., Inc........................               64,100       9,466,769
Pfizer, Inc.............................              170,600      21,399,638
                                                                -------------
                                                                   30,866,407
                                                                -------------

6                      See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                                                      SHARES        VALUE
                                                     --------   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.8%
Medtronic, Inc..........................              350,100   $  25,994,925
INSURANCE (MULTI-LINE)--1.8%
American International Group, Inc.......              102,500       9,904,063
INVESTMENT BANKING/BROKERAGE--2.1%
Merrill Lynch & Co., Inc................              174,000      11,614,500

INVESTMENT MANAGEMENT--0.6%
Price (T. Rowe) Associates, Inc.........               93,400       3,198,950

LEISURE TIME (PRODUCTS)--1.0%
Harley-Davidson, Inc....................              116,000       5,495,500

LODGING-HOTELS--1.9%
Carnival Corp...........................              215,500      10,344,000

PERSONAL CARE--1.9%
Gillette Co.............................              216,300      10,449,994
RESTAURANTS--1.3%
McDonald's Corp.........................               95,000       7,279,375
RETAIL (BUILDING SUPPLIES)--4.0%
Home Depot, Inc. (The)..................              350,000      21,415,625

RETAIL (DEPARTMENT STORES)--1.6%
Kohl's Corp.(b).........................              142,700       8,767,131
RETAIL (DRUG STORES)--0.9%
Walgreen Co.............................               84,000       4,919,250

RETAIL (GENERAL MERCHANDISE)--1.0%
Dayton Hudson Corp......................              100,000       5,425,000

                                                      SHARES        VALUE
                                                     --------   -------------

RETAIL (SPECIALTY)--1.7%
Republic Industries, Inc. (b)...........              270,000   $   3,982,500
Staples, Inc.(b)........................              125,000       5,460,938
                                                                -------------
                                                                    9,443,438
                                                                -------------

SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................               85,750       6,838,563

SERVICES (COMMERCIAL & CONSUMER)--2.9%
Cendant Corp.(b)........................              832,333      15,866,348

SERVICES (PAYROLL PROCESSING)--1.3%
Paychex, Inc............................              135,975       6,994,214

TELECOMMUNICATIONS (LONG DISTANCE)--5.6%
MCI WorldCom, Inc.(b)...................              420,600      30,178,050

TOBACCO--0.8%
Philip Morris Companies, Inc............               82,450       4,411,075
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $265,361,571)                                    536,374,435
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $265,361,571)                                     536,374,435(a)
Cash and receivables, less liabilities--1.1%                         5,337,261
                                                                --------------
NET ASSETS--100.0%                                              $  541,711,696
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $271,214,995 and gross depreciation of $1,710,258 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $266,869,698.
(b)  Non-income producing.

                       See Notes to Financial Statements                       7

Phoenix-Engemann Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $265,361,571)                              $  536,374,435
Cash                                                               6,886,252
Receivables
  Fund shares sold                                                   292,021
  Dividends and interest                                             203,502
                                                              --------------
    Total assets                                                 543,756,210
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            975,014
  Distribution fee                                                   452,276
  Investment advisory fee                                            351,482
  Administration fee                                                 221,926
  Trustees' fee                                                        5,210
Accrued expenses                                                      38,606
                                                              --------------
    Total liabilities                                              2,044,514
                                                              --------------
NET ASSETS                                                    $  541,711,696
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  213,641,486
Accumulated net realized gain                                     57,057,346
Net unrealized appreciation                                      271,012,864
                                                              --------------
NET ASSETS                                                    $  541,711,696
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $441,146,043)               16,448,639
Net asset value per share                                             $26.82
Offering price per share $26.82/(1-4.75%)                             $28.16
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $65,986,007)                 2,589,052
Net asset value and offering price per share                          $25.49
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $34,579,646)                 1,356,769
Net asset value and offering price per share                          $25.49

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $   3,651,796
Interest                                                            458,470
Foreign taxes withheld                                              (10,662)
                                                              -------------
    Total investment income                                       4,099,604
                                                              -------------
EXPENSES
Investment advisory fee                                           3,841,502
Distribution fee, Class A                                           965,685
Distribution fee, Class B                                           573,110
Distribution fee, Class C                                           302,676
Distribution fee, Class M                                               427
Administration                                                    2,419,689
Professional                                                         41,369
Trustees                                                             14,667
                                                              -------------
    Total expenses                                                8,159,125
                                                              -------------
NET INVESTMENT LOSS                                              (4,059,521)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  77,374,130
Net realized loss on foreign currency transactions                  (11,008)
Net change in unrealized appreciation (depreciation) on
  investments                                                    80,943,604
                                                              -------------
NET GAIN ON INVESTMENTS                                         158,306,726
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 154,247,205
                                                              -------------
                                                              -------------

8                      See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                                            12/31/97
                                           Year Ended      (Rounded to
                                            12/31/98       thousands)
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (4,059,521)  $  (4,678,000)
  Net realized gain (loss)                   77,363,122      95,837,000
  Net change in unrealized appreciation
    (depreciation)                           80,943,604     (18,157,000)
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              154,247,205      73,002,000
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (19,191,036)    (74,825,000)
  Net realized gains, Class B                (3,003,744)    (10,906,000)
  Net realized gains, Class C                (1,570,635)     (5,880,000)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (23,765,415)    (91,611,000)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (554,463
    and 419,000 shares, respectively)        12,769,077       9,864,000
  Net asset value of shares issued from
    reinvestment of distributions
    (665,077 and 3,374,000 shares,
    respectively)                            17,245,429      66,573,000
  Cost of shares repurchased (3,536,921
    and 4,478,000 shares, respectively)     (79,785,149)   (106,146,000)
                                          -------------   -------------
Total                                       (49,770,643)    (29,709,000)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (245,967
    and 284,000 shares, respectively)         5,372,379       6,477,000
  Net asset value of shares issued from
    reinvestment of distributions
    (110,700 and 529,000 shares,
    respectively)                             2,728,756      10,026,000
  Cost of shares repurchased (534,746
    and 357,000 shares, respectively)       (11,527,013)     (8,373,000)
                                          -------------   -------------
Total                                        (3,425,878)      8,130,000
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (164,645
    and 187,000 shares, respectively)         3,582,593       4,261,000
  Net asset value of shares issued from
    reinvestment of distributions
    (58,568 and 284,000 shares,
    respectively)                             1,443,709       5,374,000
  Cost of shares repurchased (356,278
    and 254,000 shares, respectively)        (7,561,830)     (5,945,000)
                                          -------------   -------------
Total                                        (2,535,528)      3,690,000
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (4,866
    and 0 shares, respectively)                 100,100              --
  Cost of shares repurchased (4,866 and
    0 shares, respectively)                    (108,609)             --
                                          -------------   -------------
Total                                            (8,509)             --
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                            (55,740,558)    (17,889,000)
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      74,741,232     (36,498,000)
NET ASSETS
  Beginning of period                       466,970,464     503,468,000
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 541,711,696   $ 466,970,000
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                       9

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS A
                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                         1998          1997            1996            1995         1994
Net asset value, beginning of
  period                             $  20.43      $  21.94        $  19.28        $  15.40     $  16.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.16)(1)     (0.16)(1)(2)    (0.14)(1)(3)    (0.06)(1)    (0.03)(1)
  Net realized and unrealized gain
    (loss)                               7.76          3.51            4.47            4.24        (0.57)
                                     --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       7.60          3.35            4.33            4.18        (0.60)
                                     --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --              --              --           --
  Dividends from net realized gains     (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS               (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
Change in net asset value                6.39         (1.51)           2.66            3.88        (0.60)
                                     --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD       $  26.82      $  20.43        $  21.94        $  19.28     $  15.40
                                     --------      --------        --------        --------     --------
                                     --------      --------        --------        --------     --------
Total return(4)                         37.41%        16.04%(2)       22.49%(3)       27.16%       (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $441,146      $383,481        $426,785        $415,416     $391,831

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     1.58%          1.6%(2)         1.6%(3)         1.6%         1.6%
  Net investment income (loss)          (0.72)%        (0.7)%(2)       (0.6)%(3)       (0.3)%       (0.2)%
Portfolio turnover                        119%         70.6%           70.1%           65.9%        53.8%

                                                                   CLASS B
                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                         1998          1997            1996            1995      1994(5)
Net asset value, beginning of
  period                             $  19.61      $  21.40        $  18.99        $  15.28     $  15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.32)(1)     (0.34)(1)(2)    (0.31)(1)(3)    (0.20)(1)    (0.14)(1)
  Net realized and unrealized gain
    (loss)                               7.41          3.41            4.39            4.21        (0.47)
                                     --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       7.09          3.07            4.08            4.01        (0.61)
                                     --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --              --              --           --
  Dividends from net realized gains     (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS               (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
Change in net asset value                5.88         (1.79)           2.41            3.71        (0.61)
                                     --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD       $  25.49      $  19.61        $  21.40        $  18.99     $  15.28
                                     --------      --------        --------        --------     --------
                                     --------      --------        --------        --------     --------
Total return(4)                         36.38%        15.13%(2)       21.52%(3)       26.26%       (3.84)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                       $65,986       $54,267         $49,444         $34,786      $11,349

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     2.33%          2.4%(2)         2.3%(3)         2.4%         2.3%
  Net investment income (loss)          (1.47)%        (1.5)%(2)       (1.5)%(3)       (1.1)%       (1.0)%
Portfolio turnover                        119%         70.6%           70.1%           65.9%        53.8%

10                     See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS C
                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                         1998          1997            1996            1995      1994(5)
Net asset value, beginning of
  period                             $  19.61      $  21.40        $  18.99        $  15.28     $  15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.32)(1)     (0.34)(1)(2)    (0.31)(1)(3)    (0.20)(1)    (0.14)(1)
  Net realized and unrealized gain
    (loss)                               7.41          3.41            4.39            4.21        (0.47)
                                     --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       7.09          3.07            4.08            4.01        (0.61)
                                     --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --              --              --           --
  Dividends from net realized gains     (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS               (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
Change in net asset value                5.88         (1.79)           2.41            3.71        (0.61)
                                     --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD       $  25.49      $  19.61        $  21.40        $  18.99     $  15.28
                                     --------      --------        --------        --------     --------
                                     --------      --------        --------        --------     --------
Total return(4)                         36.38%        15.13%(2)       21.52%(3)       26.26%       (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $34,580       $29,222         $27,239         $20,497       $6,136

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     2.33%          2.4%(2)         2.3%(3)         2.4%         2.3%
  Net investment income (loss)          (1.47)%        (1.5)%(2)       (1.5)%(3)       (1.1)%       (1.0)%
Portfolio turnover                        119%         70.6%           70.1%           65.9%        53.8%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
(3) These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

                       See Notes to Financial Statements                      11

PHOENIX-ENGEMANN NIFTY FIFTY FUND

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Nifty Fifty Fund seeks to achieve long-term capital appreciation by investing in approximately 50 companies management considers to have the best prospects for appreciation potential.

Q: HOW DID THE FUND PERFORM OVER THE YEAR?

A: The Nifty Fifty Fund's NAV for Class A Shares increased 35.1%, surpassing both the 28.8% return of the S&P 500 Index(1) as well as the 22.9% return of the average growth fund measured by Lipper Inc. Class B and C shares returned 34.1%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS IMPACTED THE FUND AND WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE RELATIVE TO THE S&P 500?

A: Both market trends and individual stock selections impacted absolute as well as relative performance of the Fund. While the Fund's performance tracked closely to the S&P 500 Index during the first half of 1998, it outperformed the Index by 5.7% during the second half.

    The Fund aggressively shifted into the technology, consumer cyclical, and financial services sectors during September when the market began to bottom from its summer correction. The market recovered strongly from its lows of October, and our concentration in these groups contributed to performance.

Q: WHAT WERE SOME OF THE HIGHLIGHTS?

A: The sell-off or mini bear market during the summer of 1998 provided interesting buying opportunities. We used weakness in the market to upgrade the portfolio by concentrating on high quality growth companies that were selling at what we felt were very depressed valuations. We took the opportunity to increase positions and add new names in the technology and financial services sectors. We also reduced our exposure in the consumer staples sector, which was continuing to experience poor financial results due to weakness from international operations.

Q: HAS YOUR OUTLOOK FOR THE TECHNOLOGY GROUP CHANGED?

A: We remain very bullish on the outlook for the technology sector, which is experiencing continued strong growth driven by a variety of factors. In the communication segment, leading companies such as Lucent, Tellabs, Cisco Systems, and MCI WorldCom are experiencing explosive growth driven by the continued build-out of the worldwide communication infrastructure. In addition, proliferation of the Internet and e-commerce, which allows the creation of new businesses, will continue to be a major driver of the communication infrastructure build-out. In the semiconductor segment, the industry has begun to recover from the downturn triggered by the aggressive capacity expansion of the mid 1990's along with the weakening demand in Asia.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 1999?

A: The corporate earnings cycle of the past few years was one of the longest and most resilient on record. However, as we enter 1999, the earnings growth prospects for the AVERAGE S&P 500 company are expected to slow to historic rates in the single-digit range. This could be good news for the Fund, which focuses on high quality growth companies whose earnings we expect to grow much faster than those of the average company. The Fund had some of its best years, both on an absolute and relative basis, when the S&P 500 produced negative earnings growth. Of course, past performance is no guarantee of future results.

                                                                JANUARY 29, 1999

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Nifty Fifty Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/98

                                                             INCEPTION     INCEPTION
                                          1 YEAR  5 YEARS   TO 12/31/98       DATE
                                          ------  -------   -----------   ------------
Class A Shares at NAV(2)                   35.13%  21.44%      20.72%         12/17/90
Class A Shares at POP(3)                   28.70   20.27       20.01          12/17/90
Class B Shares at NAV(2)                   34.14    --         20.70            1/3/94
Class B Shares with CDSC(4)                30.30    --         20.53            1/3/94
Class C Shares at NAV(2)                   34.14    --         20.70            1/3/94
Class C Shares with CDSC(4)                34.14    --         20.70            1/3/94
S&P 500 Index(7)                           28.76   24.15         Note 5         Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 20.97% for Class A (since 12/17/90) and 24.23% for Class B and Class C (since 1/3/94).
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  PHOENIX-ENGEMANN NIFTY      S&P 500
  FIFTY FUND CLASS A(6)       INDEX(7)

12/17/1990                     $9,525.00    $10,000.00
12/31/1990                     $9,488.23    $10,141.80
12/31/1991                    $15,906.44    $13,239.47
12/31/1992                    $16,490.96    $14,257.68
12/31/1993                    $16,404.72    $15,683.47
12/30/1994                    $16,577.20    $15,890.96
12/29/1995                    $21,253.31    $21,851.23
12/31/1996                    $26,890.61    $26,931.14
12/31/1997                    $32,060.21    $35,919.56
12/31/1998                    $43,324.02    $46,248.77

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       33%
Financials                        17
Consumer Cyclicals                15
Health-Care                       14
Consumer Staples                  12
Communication Services             6
Capital Goods                      3

Phoenix-Engemann Nifty Fifty Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  MCI WorldCom, Inc.                                             5.9%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    2.  Medtronic, Inc.                                                4.2%
        LEADING PRODUCER OF IMPLANTABLE CARDIAC DEVICES
    3.  Pfizer, Inc.                                                   4.0%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    4.  EMC Corp.                                                      3.8%
        LEADING SUPPLIER OF ENTERPRISE STORAGE SOLUTIONS
    5.  Lucent Technologies, Inc.                                      3.8%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    6.  Cisco Systems, Inc.                                            3.6%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    7.  Intel Corp.                                                    3.5%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    8.  Texas Instruments, Inc.                                        3.5%
        LEADING SUPPLIER OF DIGITIAL SIGNAL PROCESSORS FOR THE
        COMMUNICATION MARKET
    9.  Cendant Corp.                                                  3.4%
        FRANCHISER, CENTURY 21, HOWARD JOHNSON, AUTO RENT-A-CAR ET AL.
   10.  General Electric Co.                                           3.1%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES        VALUE
                                                     --------   -------------
COMMON STOCKS--99.4%

BANKS (MAJOR REGIONAL)--3.3%
State Street Corp.......................               25,000   $   1,739,062
Wells Fargo & Co........................              269,400      10,759,162
                                                                -------------
                                                                   12,498,224
                                                                -------------
BEVERAGES (NON-ALCOHOLIC)--2.2%
Coca-Cola Co. (The).....................               87,850       5,874,969
PepsiCo, Inc............................               62,000       2,538,125
                                                                -------------
                                                                    8,413,094
                                                                -------------
CHEMICALS (DIVERSIFIED)--0.5%
Monsanto Co.............................               40,000       1,900,000
COMMUNICATIONS EQUIPMENT--5.9%
Lucent Technologies, Inc................              130,000      14,300,000
Tellabs, Inc.(b)........................              120,000       8,227,500
                                                                -------------
                                                                   22,527,500
                                                                -------------
COMPUTERS (HARDWARE)--3.7%
Compaq Computer Corp....................              198,200       8,312,012
Dell Computer Corp.(b)..................               80,000       5,855,000
                                                                -------------
                                                                   14,167,012
                                                                -------------

COMPUTERS (NETWORKING)--3.6%
Cisco Systems, Inc.(b)..................              147,937      13,730,403

COMPUTERS (PERIPHERALS)--3.8%
EMC Corp.(b)............................              170,000      14,450,000

                                                      SHARES        VALUE
                                                     --------   -------------

COMPUTERS (SOFTWARE & SERVICES)--7.9%
BMC Software, Inc.(b)...................              180,000   $   8,021,250
Compuware Corp.(b)......................               57,000       4,453,125
Microsoft Corp.(b)......................               84,400      11,705,225
Oracle Corp.(b).........................              137,550       5,931,844
                                                                -------------
                                                                   30,111,444
                                                                -------------

CONSUMER FINANCE--0.5%
MBNA Corp...............................               75,000       1,870,312

ELECTRICAL EQUIPMENT--3.1%
General Electric Co.....................              115,000      11,737,187

ELECTRONICS (SEMICONDUCTORS)--6.9%
Intel Corp..............................              111,500      13,219,719
Texas Instruments, Inc..................              154,000      13,176,625
                                                                -------------
                                                                   26,396,344
                                                                -------------

ENTERTAINMENT--0.9%
Walt Disney Co. (The)...................              111,600       3,348,000

FINANCIAL (DIVERSIFIED)--7.7%
American Express Co.....................               66,000       6,748,500
Citigroup, Inc..........................              150,000       7,425,000
Freddie Mac.............................              168,250      10,841,609
Morgan Stanley, Dean Witter & Co........               60,000       4,260,000
                                                                -------------
                                                                   29,275,109
                                                                -------------

HEALTH CARE (DIVERSIFIED)--2.5%
American Home Products Corp.............               65,000       3,660,313
Johnson & Johnson.......................               68,000       5,703,500
                                                                -------------
                                                                    9,363,813
                                                                -------------

14                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                                                      SHARES        VALUE
                                                     --------   -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--6.9%
Merck & Co., Inc........................               56,300   $   8,314,806
Pfizer, Inc.............................              121,950      15,297,103
Schering-Plough Corp....................               50,000       2,762,500
                                                                -------------
                                                                   26,374,409
                                                                -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.2%
Medtronic, Inc..........................              216,300      16,060,275

HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
Colgate-Palmolive Co....................               65,600       6,092,600

INSURANCE (MULTI-LINE)--2.0%
American International Group, Inc.......               77,000       7,440,125

INVESTMENT BANKING/BROKERAGE--2.0%
Merrill Lynch & Co., Inc................              116,000       7,743,000

INVESTMENT MANAGEMENT--1.1%
Franklin Resources, Inc.................               90,400       2,892,800
Price (T. Rowe) Associates, Inc.........               40,000       1,370,000
                                                                -------------
                                                                    4,262,800
                                                                -------------

LODGING-HOTELS--2.7%
Carnival Corp...........................              214,700      10,305,600

MANUFACTURING (DIVERSIFIED)--0.6%
Tyco International Ltd..................                  365          27,541
United Technologies Corp................               20,000       2,175,000
                                                                -------------
                                                                    2,202,541
                                                                -------------
PERSONAL CARE--2.4%
Gillette Co.............................              190,600       9,208,363

RESTAURANTS--2.0%
McDonald's Corp.........................              101,000       7,739,125
RETAIL (BUILDING SUPPLIES)--3.4%
Home Depot, Inc. (The)..................              130,000       7,954,375

                                                      SHARES        VALUE
                                                     --------   -------------
RETAIL (BUILDING SUPPLIES)--CONTINUED
Lowe's Companies, Inc...................              100,300   $   5,134,106
                                                                -------------
                                                                   13,088,481
                                                                -------------

RETAIL (DEPARTMENT STORES)--0.7%
Kohl's Corp.(b).........................               40,000       2,457,500

RETAIL (DRUG STORES)--1.5%
Walgreen Co.............................               95,000       5,563,438

RETAIL (GENERAL MERCHANDISE)--2.1%
Dayton Hudson Corp......................              145,000       7,866,250

RETAIL (SPECIALTY)--1.0%
Staples, Inc.(b)........................               82,500       3,604,219

SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................               60,000       4,785,000

SERVICES (COMMERCIAL & CONSUMER)--3.4%
Cendant Corp.(b)........................              677,000      12,905,313

SERVICES (DATA PROCESSING)--0.5%
Automatic Data Processing, Inc..........               25,000       2,004,688

TELECOMMUNICATIONS (LONG DISTANCE)--5.9%
MCI WorldCom, Inc.(b)...................              315,000      22,601,250

TOBACCO--1.6%
Philip Morris Companies, Inc............              110,650       5,919,775
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $198,933,779)                                    378,013,194
-----------------------------------------------------------------------------

TOTAL INVESTMENTS --99.4%
(IDENTIFIED COST $198,933,779)                                     378,013,194(a)
Cash and receivables, less liabilities--0.6%                         2,436,072
                                                                --------------
NET ASSETS--100.0%                                              $  380,449,266
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $178,052,473 and gross depreciation of $2,319,680 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $202,280,401.
(b)  Non-income producing.

                       See Notes to Financial Statements                      15

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $198,933,779)                              $378,013,194
Cash                                                             2,897,862
Receivables
  Fund shares sold                                                 605,483
  Dividends and interest                                           167,239
                                                              ------------
    Total assets                                               381,683,778
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased                                          341,177
  Distribution fee                                                 446,038
  Investment advisory fee                                          250,368
  Administration fee                                               158,073
  Trustees' fee                                                      1,784
Accrued expenses                                                    37,072
                                                              ------------
    Total liabilities                                            1,234,512
                                                              ------------
NET ASSETS                                                    $380,449,266
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $184,321,838
Accumulated net realized gain                                   17,048,013
Net unrealized appreciation                                    179,079,415
                                                              ------------
NET ASSETS                                                    $380,449,266
                                                              ------------
                                                              ------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $235,064,848)              6,057,862
Net asset value per share                                           $38.80
Offering price per share $38.80/(1-4.75%)                           $40.73
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $96,983,082)               2,606,496
Net asset value and offering price per share                        $37.21
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $48,401,336)               1,300,849
Net asset value and offering price per share                        $37.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $  2,870,327
Interest                                                           320,928
Foreign taxes withheld                                              (8,352)
                                                              ------------
    Total investment income                                      3,182,903
                                                              ------------
EXPENSES
Investment advisory fee                                          2,617,212
Distribution fee, Class A                                          499,686
Distribution fee, Class B                                          790,426
Distribution fee, Class C                                          418,993
Distribution fee, Class M                                              429
Administration                                                   1,654,508
Professional                                                        39,187
Trustees                                                            14,667
                                                              ------------
    Total expenses                                               6,035,108
                                                              ------------
NET INVESTMENT LOSS                                             (2,852,205)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 24,005,577
Net change in unrealized appreciation (depreciation) on
  investments                                                   76,678,083
                                                              ------------
NET GAIN ON INVESTMENTS                                        100,683,660
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 97,831,455
                                                              ------------
                                                              ------------

16                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                                            12/31/97
                                           Year Ended      (Rounded to
                                            12/31/98       thousands)
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (2,852,205)  $  (2,495,000)
  Net realized gain (loss)                   24,005,577      23,555,000
  Net change in unrealized appreciation
    (depreciation)                           76,678,083      21,916,000
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               97,831,455      42,976,000
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                (3,938,869)    (13,104,000)
  Net realized gains, Class B                (1,688,560)     (5,183,000)
  Net realized gains, Class C                  (844,698)     (3,031,000)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (6,472,127)    (21,318,000)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,393,163 and 1,403,000 shares,
    respectively)                            45,389,712      42,888,000
  Net asset value of shares issued from
    reinvestment of distributions
    (94,125 and 417,000 shares,
    respectively)                             3,589,938      11,853,000
  Cost of shares repurchased (1,467,112
    and 1,272,000 shares, respectively)     (47,556,423)    (38,417,000)
                                          -------------   -------------
Total                                         1,423,227      16,324,000
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (498,534
    and 681,000 shares, respectively)        15,592,450      19,549,000
  Net asset value of shares issued from
    reinvestment of distributions
    (40,281 and 166,000 shares,
    respectively)                             1,473,476       4,576,000
  Cost of shares repurchased (341,912
    and 259,000 shares, respectively)       (10,575,072)     (7,706,000)
                                          -------------   -------------
Total                                         6,490,854      16,419,000
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (213,942
    and 551,000 shares, respectively)         6,658,822      15,687,000
  Net asset value of shares issued from
    reinvestment of distributions
    (20,953 and 101,000 shares,
    respectively)                               766,453       2,780,000
  Cost of shares repurchased (342,357
    and 252,000 shares, respectively)       (10,440,823)     (7,370,000)
                                          -------------   -------------
Total                                        (3,015,548)     11,097,000
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (3,392
    and 0 shares, respectively)                 100,100              --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --              --
  Cost of shares repurchased (3,392 and
    0 shares, respectively)                    (111,184)             --
                                          -------------   -------------
Total                                           (11,084)             --
                                          -------------   -------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              4,887,449      43,840,000
                                          -------------   -------------
  NET INCREASE IN NET ASSETS                 96,246,777      65,498,000
NET ASSETS
  Beginning of period                       284,202,489     218,704,000
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 380,449,266   $ 284,202,000
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      17

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995         1994
Net asset value, beginning of period  $  29.21      $  26.50        $  22.18        $  17.30     $  17.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.20)(1)     (0.20)(1)(2)    (0.12)(1)(3)    (0.05)(1)    (0.03)(1)
  Net realized and unrealized gain
    (loss)                               10.45          5.23            6.00            4.93         0.21
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       10.25          5.03            5.88            4.88         0.18
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --            --              --              --           --
  Dividends from net realized gains      (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
Change in net asset value                 9.59          2.71            4.32            4.88         0.18
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  38.80      $  29.21        $  26.50        $  22.18     $  17.30
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          35.13%        19.23%(2)       26.53%(3)       28.21%        1.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $235,065      $176,378        $145,469        $122,322     $100,596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.60%          1.6%(2)         1.7%(3)         1.9%         1.9%
  Net investment income (loss)           (0.61)%        (0.7)%(2)       (0.4)%(3)       (0.3)%       (0.2)%
Portfolio turnover                          92%         68.8%           41.9%           26.5%        23.2%

                                                                    CLASS B
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period  $  28.24      $  25.88        $  21.85        $  17.17     $  17.02
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.43)(1)     (0.42)(1)(2)    (0.30)(1)(3)    (0.21)(1)    (0.14)(1)
  Net realized and unrealized gain
    (loss)                               10.06          5.10            5.89            4.89         0.29
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        9.63          4.68            5.59            4.68         0.15
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --            --              --              --           --
  Dividends from net realized gains      (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
Change in net asset value                 8.97          2.36            4.03            4.68         0.15
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  37.21      $  28.24        $  25.88        $  21.85     $  17.17
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          34.14%        18.33%(2)       25.60%(3)       27.26%        0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $96,983       $68,051         $47,143         $27,462       $6,722
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.35%          2.4%(2)         2.5%(3)         2.6%         2.6%
  Net investment income (loss)           (1.35)%        (1.4)%(2)       (1.2)%(3)       (1.0)%       (0.9)%
Portfolio turnover                          92%         68.8%           41.9%           26.5%        23.2%

18                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period  $  28.24      $  25.88        $  21.85        $  17.17     $  17.02
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.43)(1)     (0.42)(1)(2)    (0.30)(1)(3)    (0.21)(1)    (0.15)(1)
  Net realized and unrealized gain
    (loss)                               10.06          5.10            5.89            4.89         0.30
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        9.63          4.68            5.59            4.68         0.15
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --            --              --              --           --
  Dividends from net realized gains      (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
Change in net asset value                 8.97          2.36            4.03            4.68         0.15
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  37.21      $  28.24        $  25.88        $  21.85     $  17.17
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          34.14%        18.33%(2)       25.60%(3)       27.26%        0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $48,401       $39,773         $26,092         $15,105       $4,283
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.35%          2.4%(2)         2.5%(3)         2.6%         2.6%
  Net investment income (loss)           (1.35)%        (1.4)%(2)       (1.2)%(3)       (1.0)%       (0.9)%
Portfolio turnover                          92%         68.8%           41.9%           26.5%        23.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5%
     and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

                       See Notes to Financial Statements                      19

PHOENIX-ENGEMANN BALANCED RETURN FUND

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Balanced Return Fund seeks to maximize total investment return consistent with reasonable risk by investing in a mix of high quality growth stocks and US government securities.

Q: HOW DID THE FUND PERFORM IN THE YEAR ENDED DECEMBER 31, 1998?

A: This was an excellent year for the Phoenix-Engemann Balanced Return Fund. The NAV for Class A Shares increased 29.1%, Class B and Class C shares earned 28.1% compared to the Fund's benchmark, which was up 20.9% for the same period. All performance figures assume reinvestment of distributions and exclude the effect of sale charges. The benchmark is composed of 60% S&P 500 Stock Index(1), 30% Lehman Brothers Government/Corporate Bond Index(2) and 10% Treasury bills(3). The performance benchmark was changed to a composite index because this measure more accurately represents the Fund's asset mix than does the S&P 500 Index, the Fund's previous benchmark.

    The Fund also fared well against the average balanced fund in a universe of 409 funds, which was up only 13.5% for 1998 according to Lipper Inc. However, one of the things we are most proud of is that the Fund beat the S&P 500 Index, an all-stock index, which was up 28.8% for the period. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WAS THE KEY TO SUCCESS FOR THE BALANCED RETURN FUND?

A: This was a year in which growth stocks shined. Our investment in the technology and communications sectors paid off, with Cisco, Microsoft, MCI WorldCom and Oracle providing strong gains for the year. In addition, as the stock market fell in September and October, we saw an opportunity to add to technology and financial weightings. The market quickly rebounded in the fourth quarter, and our higher weighting in these areas further enhanced the Fund's performance.

Q: WERE THERE ANY DISAPPOINTMENTS IN THE FUND DURING THE YEAR?

A: Yes, some of the stocks in the consumer staples area did not perform as well as we expected in 1998. Stocks like Gillette and Coke, which have been great performers for us in the past, were flat to down for the year. Much of the growth in these companies comes from their overseas operations. This growth was called into question when problems erupted in the economies of Asia and Latin America causing the stocks to underperform.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF GOVERNMENT AND CORPORATE BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE 90-DAY TREASURY BILL IS A COMMONLY USED MEASURE OF SHORT-TERM DEBT TOTAL RETURN PERFORMANCE.

Q: HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE IN 1998?

A: We were very pleased with the fixed-income portion of the portfolio. Our investment in U.S. Treasuries provided stability to the Fund in the last half of the year when the equity markets were experiencing heightened volatility. Furthermore, because the fixed-income portion of the portfolio was entirely composed of U.S. Treasuries, it continued to perform well during the international crisis when lower quality issues plummeted in price.

Q: WHAT IS THE OUTLOOK FOR THE BALANCED RETURN FUND IN 1999?

A: We think 1999 will continue to be a good year for growth stocks and that the Balanced Fund is well positioned to capitalize on that trend. The U.S. economy should grow at a slower pace this year, which typically provides a positive environment for quality growth stocks. Therefore, we expect the equity portion of the Balanced Return Fund to continue to do well. Inflation continues to remain subdued and interest rates are low and are trending lower. These are good signs for the fixed-income portion of the portfolio as the bonds in the portfolio become more valuable as interest rates decline. Overall, we believe the Balanced Return Fund will provide good risk-adjusted returns given its current asset mix of 72% equities and 28% fixed income.

                                                                JANUARY 29, 1999

Phoenix-Engemann Balanced Return Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/98

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 12/31/98     DATE
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                   29.12%  17.07%     15.79%      --            --
Class A Shares at POP(3)                   22.98   15.93      15.23       --            --
Class B Shares at NAV(2)                   28.06    --        --          16.26%       1/3/94
Class B Shares with CDSC(4)                24.21    --        --          16.06        1/3/94
Class C Shares at NAV(2)                   28.07    --        --          16.26        1/3/94
Class C Shares with CDSC(4)                28.07    --        --          16.26        1/3/94
S&P 500 Index(6)                           28.76   24.15      19.22       24.23        1/3/94
Balanced Benchmark(7)                      20.94   17.15      14.98       23.76        Note 8

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
(7) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return, 30% of the Lehman Brothers Government/Corporate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
(8)  Index information from 1/31/94 to 12/31/98.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX-ENGEMANN                         S&P
                  BALANCED           BALANCED          500
                RETURN FUND        BENCHMARK(7)      INDEX(6)
                 CLASS A(5)
12/30/88               $9,525.00       $10,000.00    $10,000.00
12/29/89              $12,669.59       $12,387.34    $13,143.49
12/31/90              $12,619.68       $12,573.14    $12,723.63
12/31/91              $17,527.15       $15,555.86    $16,609.89
12/31/92              $18,313.85       $16,692.29    $17,887.30
12/31/93              $18,760.56       $18,301.97    $19,676.05
12/31/94              $17,929.15       $18,341.62    $19,936.37
12/31/95              $22,801.57       $23,555.11    $27,413.96
12/31/96              $26,856.61       $27,108.08    $33,787.07
12/31/97              $31,954.69       $33,390.46    $45,063.71
12/31/98              $41,260.10       $40,381.35    $58,022.45

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       32%
Financials                        18
Consumer Staples                  15
Consumer Cyclicals                14
Health-Care                       13
Communication Services             5
Capital Goods                      2
Other                              1

Phoenix-Engemann Balanced Return Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                    27.2%
        U.S. TREASURY BONDS & NOTES
    2.  Intel Corp.                                                    4.4%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    3.  MCI WorldCom, Inc.                                             3.6%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    4.  Merck & Co., Inc.                                              2.9%
        LEADING MANUFACTURER OF PHARMACEUTICALS
    5.  Pfizer, Inc.                                                   2.8%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    6.  Carnival Corp.                                                 2.6%
        LEADING CRUISE LINE OPERATOR
    7.  Freddie Mac                                                    2.6%
        GOVERNMENT AGENCY MORTGAGE ISSUER
    8.  McDonald's Corp.                                               2.5%
        FAST FOOD RESTAURANT OPERATOR
    9.  Texas Instruments, Inc.                                        2.4%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
   10.  Lucent Technologies, Inc.                                      2.3%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

                        INVESTMENTS AT DECEMBER 31, 1998

                                            STANDARD
                                            & POOR'S        PAR
                                             RATING        VALUE
                                          (Unaudited)      (000)        VALUE
                                          ------------   ---------   ------------
U.S. GOVERNMENT SECURITIES--27.2%
U.S. TREASURY BONDS-- 13.9%
U.S. Treasury Bonds 6%, 2/15/26.........      AAA        $  11,700   $ 12,791,443

U.S. TREASURY NOTES--13.3%
U.S. Treasury Notes 6.50%, 8/15/05......      AAA           11,100     12,203,635
---------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $23,936,183)                                          24,995,078
---------------------------------------------------------------------------------

                                                              SHARES
                                                             -------

COMMON STOCKS--69.7%
BANKS (MAJOR REGIONAL)--2.6%
State Street Corp.......................                      11,000                  765,187
Wells Fargo & Co........................                      41,000                1,637,437
                                                                                -------------
                                                                                    2,402,624
                                                                                -------------

BEVERAGES (NON-ALCOHOLIC)--1.0%
Coca-Cola Co. (The).....................                      13,900                  929,562

COMMUNICATIONS EQUIPMENT--3.8%
Lucent Technologies, Inc................                      19,000                2,090,000
Tellabs, Inc.(b)........................                      20,000                1,371,250
                                                                                -------------
                                                                                    3,461,250
                                                                                -------------

COMPUTERS (HARDWARE)--1.6%
Compaq Computer Corp....................                      35,000                1,467,812


                                                              SHARES                VALUE
                                                             -------            -------------

COMPUTERS (NETWORKING)--2.1%
Cisco Systems, Inc.(b)..................                      20,400            $   1,893,375

COMPUTERS (PERIPHERALS)--2.1%
EMC Corp.(b)............................                      23,000                1,955,000

COMPUTERS (SOFTWARE & SERVICES)--5.4%
BMC Software, Inc.(b)...................                      29,000                1,292,313
Compuware Corp.(b)......................                      10,000                  781,250
Microsoft Corp.(b)......................                      13,920                1,930,530
Oracle Corp.(b).........................                      21,800                  940,125
                                                                                -------------
                                                                                    4,944,218
                                                                                -------------

ELECTRICAL EQUIPMENT--1.7%
General Electric Co.....................                      15,000                1,530,938

ELECTRONICS (SEMICONDUCTORS)--6.8%
Intel Corp..............................                      34,000                4,031,125
Texas Instruments, Inc..................                      26,000                2,224,625
                                                                                -------------
                                                                                    6,255,750
                                                                                -------------

ENTERTAINMENT--1.4%
Walt Disney Co. (The)...................                      41,670                1,250,100

FINANCIAL (DIVERSIFIED)--5.4%
American Express Co.....................                      11,500                1,175,875
Citigroup, Inc..........................                      20,000                  990,000
Freddie Mac.............................                      37,100                2,390,631
Morgan Stanley, Dean Witter & Co.(b)....                       6,000                  426,000
                                                                                -------------
                                                                                    4,982,506
                                                                                -------------

                       See Notes to Financial Statements                      23

Phoenix-Engemann Balanced Return Fund

                                                              SHARES                VALUE
                                                             -------            -------------
HEALTH CARE (DIVERSIFIED)--1.1%
Johnson & Johnson.......................                      12,000            $   1,006,500

HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--5.7%
Merck & Co., Inc........................                      18,000                2,658,375
Pfizer, Inc.............................                      20,300                2,546,381
                                                                                -------------
                                                                                    5,204,756
                                                                                -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
Medtronic, Inc..........................                      25,800                1,915,650

HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
Colgate-Palmolive Co....................                      15,500                1,439,563

INSURANCE (MULTI-LINE)--2.1%
American International Group, Inc.......                      20,000                1,932,500

INVESTMENT BANKING/BROKERAGE--0.5%
Merrill Lynch & Co., Inc................                       7,000                  467,250

INVESTMENT MANAGEMENT--1.7%
Franklin Resources, Inc.................                      29,000                  928,000
Price (T. Rowe) Associates, Inc.........                      19,000                  650,750
                                                                                -------------
                                                                                    1,578,750
                                                                                -------------
LODGING-HOTELS--2.6%
Carnival Corp...........................                      50,000                2,400,000

PERSONAL CARE--1.5%
Gillette Co.............................                      28,000                1,352,750
RAILROADS--1.3%
Kansas City Southern Industries, Inc....                      25,000                1,229,688


                                                              SHARES                VALUE
                                                             -------            -------------

RESTAURANTS--2.5%
McDonald's Corp.........................                      29,450            $   2,256,606

RETAIL (BUILDING SUPPLIES)--1.9%
Home Depot, Inc. (The)..................                      29,000                1,774,438

RETAIL (DRUG STORES)--0.8%
Walgreen Co.............................                      11,800                  691,038

RETAIL (GENERAL MERCHANDISE)--2.2%
Dayton Hudson Corp......................                      38,000                2,061,500

SERVICES (ADVERTISING/MARKETING)--2.1%
Interpublic Group of Companies, Inc.
(The)...................................                      24,000                1,914,000

SERVICES (COMMERCIAL & CONSUMER)--0.8%
Cendant Corp.(b)........................                      38,000                  724,375

TELECOMMUNICATIONS (LONG DISTANCE)--3.6%
MCI WorldCom, Inc.(b)...................                      46,000                3,300,500

TOBACCO--1.7%
Philip Morris Companies, Inc............                      30,000                1,605,000
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $31,126,112)                                                      63,927,999
---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--96.9%
(IDENTIFIED COST $55,062,295)                                                       88,923,077(a)
Cash and receivables, less liabilities--3.1%                                         2,819,210
                                                                                 -------------
NET ASSETS--100.0%                                                               $  91,742,287
                                                                                 -------------
                                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,737,432 and gross depreciation of $53,178 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $55,238,823.
(b)  Non-income producing.

24                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $55,062,295)                               $  88,923,077
Cash                                                              2,361,921
Receivables
  Dividends and interest                                            588,155
  Fund shares sold                                                  174,923
                                                              -------------
    Total assets                                                 92,048,076
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                            89,784
  Distribution fee                                                   84,986
  Investment advisory fee                                            56,927
  Administration fee                                                 41,876
  Trustees' fee                                                       6,464
Accrued expenses                                                     25,752
                                                              -------------
    Total liabilities                                         $     305,789
                                                              -------------
NET ASSETS                                                    $  91,742,287
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  54,879,407
Accumulated net realized gain                                     3,002,098
Net unrealized appreciation                                      33,860,782
                                                              -------------
NET ASSETS                                                    $  91,742,287
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $72,619,667)                2,085,244
Net asset value per share                                            $34.83
Offering price per share $34.83/(1-4.75%)                            $36.57
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,512,253)                  334,934
Net asset value and offering price per share                         $34.37
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,610,367)                   220,980
Net asset value and offering price per share                         $34.44

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $     546,292
Interest                                                          1,650,792
Foreign taxes withheld                                               (3,257)
                                                              -------------
    Total investment income                                       2,193,827
                                                              -------------
EXPENSES
Investment advisory fee                                             602,837
Distribution fee, Class A                                           158,546
Distribution fee, Class B                                            90,270
Distribution fee, Class C                                            64,475
Distribution fee, Class M                                               414
Administration                                                      444,883
Professional                                                         27,087
Trustees                                                             14,667
                                                              -------------
    Total expenses                                                1,403,179
                                                              -------------
NET INVESTMENT INCOME                                               790,648
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   8,795,193
Net change in unrealized appreciation (depreciation) on
  investments                                                    11,029,950
                                                              -------------
NET GAIN ON INVESTMENTS                                          19,825,143
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  20,615,791
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements                      25

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                           12/31/97
                                           Year Ended    (Rounded to
                                            12/31/98      thousands)
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $    790,648   $    562,000
  Net realized gain (loss)                   8,795,193      7,971,000
  Net change in unrealized appreciation
    (depreciation)                          11,029,950      2,552,000
                                          ------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              20,615,791     11,085,000
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (718,900)      (537,000)
  Net investment income, Class B               (51,501)       (22,000)
  Net investment income, Class C               (31,607)       (15,000)
  Net realized gains, Class A               (4,454,688)    (6,686,000)
  Net realized gains, Class B                 (700,523)      (824,000)
  Net realized gains, Class C                 (468,778)      (659,000)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (6,425,997)    (8,743,000)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (511,438
    and 173,000 shares, respectively)       16,268,814      5,340,000
  Net asset value of shares issued from
    reinvestment of distributions
    (140,176 and 233,000 shares,
    respectively)                            4,824,840      6,692,000
  Cost of shares repurchased (514,775
    and 308,000 shares, respectively)      (16,514,937)    (9,485,000)
                                          ------------   ------------
Total                                        4,578,717      2,547,000
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (138,818
    and 92,000 shares, respectively)         4,376,531      2,810,000
  Net asset value of shares issued from
    reinvestment of distributions
    (20,594 and 28,000 shares,
    respectively)                              699,581        781,000
  Cost of shares repurchased (72,187 and
    38,000 shares, respectively)            (2,275,763)    (1,166,000)
                                          ------------   ------------
Total                                        2,800,349      2,425,000
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (69,806
    and 64,000 shares, respectively)         2,171,650      1,952,000
  Net asset value of shares issued from
    reinvestment of distributions
    (13,470 and 22,000 shares,
    respectively)                              458,553        633,000
  Cost of shares repurchased (56,060 and
    42,000 shares, respectively)            (1,759,923)    (1,322,000)
                                          ------------   ------------
Total                                          870,280      1,263,000
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (3,393
    and 0 shares, respectively)                100,100             --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                  --             --
  Cost of shares repurchased (3,393 and
    0 shares, respectively)                   (112,685)            --
                                          ------------   ------------
Total                                          (12,585)            --
                                          ------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             8,236,761      6,235,000
                                          ------------   ------------
  NET INCREASE IN NET ASSETS                22,426,555      8,577,000
NET ASSETS
  Beginning of period                       69,315,732     60,739,000
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    OF $0 AND $11,002, RESPECTIVELY]      $ 91,742,287   $ 69,316,000
                                          ------------   ------------
                                          ------------   ------------

26                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995         1994
Net asset value, beginning of period  $  29.05      $  28.08        $  25.39        $  20.54     $  21.97
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.40          0.30(1)(2)      0.29(1)(3)      0.27(1)      0.39(1)
  Net realized and unrealized gain
    (loss)                                8.03          4.98            4.23            5.31        (1.36)
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        8.43          5.28            4.52            5.58        (0.97)
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.40)        (0.32)          (0.30)          (0.29)       (0.46)
  Dividends from net realized gains      (2.25)        (3.99)          (1.53)          (0.44)          --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (2.65)        (4.31)          (1.83)          (0.73)       (0.46)
                                      --------      --------        --------        --------     --------
Change in net asset value                 5.78          0.97            2.69            4.85        (1.43)
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  34.83      $  29.05        $  28.08        $  25.39     $  20.54
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          29.12%        18.98%(2)       17.78%(3)       27.18%       (4.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $72,620       $56,610         $51,947         $52,028      $53,047

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.63%          1.7%(2)         2.0%(3)         2.1%         2.1%
  Net investment income (loss)            1.15%          1.0%(2)         1.1%(3)         1.2%         1.8%
Portfolio turnover                         124%         40.3%           35.1%           51.1%        28.2%

                                                                    CLASS B
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period    $28.76      $  27.85        $  25.26        $  20.49     $  21.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.13          0.08(1)(2)      0.09(1)(3)      0.08(1)      0.26(1)
  Net realized and unrealized gain
    (loss)                                7.91          4.93            4.16            5.29        (1.32)
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        8.04          5.01            4.25            5.37        (1.06)
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.18)        (0.11)          (0.13)          (0.16)       (0.34)
  Dividends from net realized gains      (2.25)        (3.99)          (1.53)          (0.44)          --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (2.43)        (4.10)          (1.66)          (0.60)       (0.34)
                                      --------      --------        --------        --------     --------
Change in net asset value                 5.61          0.91            2.59            4.77        (1.40)
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD          $34.37      $  28.76        $  27.85        $  25.26     $  20.49
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          28.06%        18.15%(2)       16.82%(3)       26.20%       (4.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $ 11,512      $  7,125        $  4,609        $  2,721     $  1,223

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.38%          2.4%(2)         2.7%(3)         2.9%         2.9%
  Net investment income (loss)            0.39%          0.3%(2)         0.3%(3)         0.3%         1.3%
Portfolio turnover                         124%         40.3%           35.1%           51.1%        28.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

                       See Notes to Financial Statements                      27

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period  $  28.80      $  27.88        $  25.28        $  20.48     $  21.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.14          0.08(1)(2)      0.09(1)(3)      0.07(1)      0.25(1)
  Net realized and unrealized gain
    (loss)                                7.92          4.92            4.16            5.30        (1.31)
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        8.06          5.00            4.25            5.37        (1.06)
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.17)        (0.09)          (0.12)          (0.13)       (0.35)
  Dividends from net realized gains      (2.25)        (3.99)          (1.53)          (0.44)          --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (2.42)        (4.08)          (1.65)          (0.57)       (0.35)
                                      --------      --------        --------        --------     --------
Change in net asset value                 5.64          0.92            2.60            4.80        (1.41)
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  34.44      $  28.80        $  27.88        $  25.28     $  20.48
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          28.07%        18.11%(2)       16.79%(3)       26.23%       (4.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $  7,610      $  5,581        $  4,183        $  2,809     $  1,449

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.38%          2.4%(2)         2.7%(3)         2.9%         2.9%
  Net investment income (loss)            0.39%          0.3%(2)         0.3%(3)         0.3%         1.3%
Portfolio turnover                         124%         40.3%           35.1%           51.1%        28.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

28                     See Notes to Financial Statements

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Global Growth Fund seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities, which may be traded in securities markets in foreign countries and the United States. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1998?

A: The NAV for the Phoenix-Engemann Global Growth Fund's Class A Shares increased 14.4%, compared to 21.7% for the Morgan Stanley Capital International
(MSCI) All Country World Index.(1) The Fund slightly outpaced the performance of the average global stock fund in a universe of 224 funds, which increased 14.3%, according to Lipper Inc. Class B and C shares returned 13.3%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE THE FACTORS BEHIND THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The year 1998 was a volatile one for global markets as a result of the ongoing crisis in Asia, the devaluation and debt default in Russia, recessionary conditions in Japan, and continued concerns over the outlook for Brazil and Latin America. The significant market volatility made it a difficult year for global investing.

    After rising ahead of the benchmark during the first half of the year, the Fund suffered a sharp decline during the market sell-off in the third quarter and fell behind the benchmark, largely as a result of its relatively heavy exposure to Latin America, which performed poorly, and its lack of exposure to Asia, which began to recover. Although the Fund performed well in the fourth quarter, the gain was not enough to enable the Fund to outpace the index by year-end.

    The Fund was helped by its significant exposure to the U.S. and European markets, both of which did well during the year. Exposure to technology, particularly telecommunications, also helped performance. In contrast, exposure to energy companies and consumer stocks generally detracted from the Fund's performance.

Q: PLEASE DISCUSS A FEW OF THE STOCKS THAT DID WELL DURING THE PERIOD AS WELL AS THOSE THAT TURNED IN DISAPPOINTING RESULTS.

A: The Fund had some outstanding performers during the year, the best of which was Nokia Corporation, the wireless communications equipment supplier. Nokia is benefiting from the ongoing proliferation of wireless communications and a strong product line-up. Cisco Systems, the second best performer, is capitalizing on the rapid growth of the data networking market. Vodafone, the UK-based wireless communications service provider, was another top performer. Others include Microsoft and Oracle, both of which continue to grow rapidly owing to the strong demand for software.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF GLOBAL STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

    The Fund had its share of poor performers during the year. One was Cendant, a company formed by the merger of HFS and CUC Corporation, which holds the franchise rights to such well-known brand names as Century 21, Howard Johnson, and Avis Rent A Car. Cendant stock declined sharply after accounting irregularities forced it to restate its earnings. Another poor performer was Alcatel, the French telecommunications equipment provider. Alcatel announced its profits would fall short of expectations as a result of a drop in orders as well as the slowdown in Asia and Russia. Other poor performers include Tecnomatix Technologies, an Israeli software company, and Huaneng Power, a Chinese electric utility, both of which were sold during the year.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?

A: We are cautiously optimistic about the future, although, in our view, global markets will continue to be volatile. The crisis in Asia appears to have stabilized, but Japan is likely to remain mired in recession, and Latin America should continue to experience tough economic conditions as a result of the currency devaluation in Brazil. The U.S. and Europe could see a reduction in growth as a result of continued economic weakness in the rest of the world. However, we believe both regions should continue to do well. A slow growth economy is likely to keep a lid on inflation and therefore interest rates. We believe this is generally a favorable environment for global investing.

                                                                JANUARY 29, 1999

Phoenix-Engemann Global Growth Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/98

                                                             INCEPTION     INCEPTION
                                          1 YEAR  5 YEARS   TO 12/31/98      DATE
                                          ------  -------   -----------   -----------
Class A Shares at NAV(2)                   14.35%  19.26%       21.18%        11/1/93
Class A Shares at POP(3)                    8.91   18.11        20.05         11/1/93
Class B Shares at NAV(2)                   13.31    --          15.00         9/18/96
Class B Shares with CDSC(4)                 9.47    --          13.94         9/18/96
Class C Shares at NAV(2)                   13.26    --          14.37        10/21/96
Class C Shares with CDSC(4)                13.26    --          14.37        10/21/96
MSCI AC World Index(7)                     21.72   14.48       Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 19.22% for Class A (since 11/30/93) 18.06% for Class B (since 9/30/96) and 18.63% for Class C (since 10/31/96).
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The MSCI AC World (Morgan Stanley Capital International All Country World Index) is an unmanged, commonly used measure of global stock market total return performance. The Index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     Prior to 9/1/96, the Fund's shares were not offered to the public and although the Fund's portfolio was managed substantially in accordance with the investment policies and objectives described in the Prospectus during that period, some management differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96 may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Manager waived all management, administrative and service fees otherwise payable to it by the Fund for the indicated periods, which had the effect of increasing the Fund's total return for those periods.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX-ENGEMANN GLOBAL        MSCI AC
              GROWTH FUND CLASS A(6)      WORLD INDEX(7)
11/1/93                       $9,525.00        $10,000.00
12/31/93                     $10,647.62        $10,581.27
12/30/94                     $13,390.48        $11,148.89
12/29/95                     $16,582.77        $13,182.61
12/31/96                     $20,193.23        $14,907.67
12/31/97                     $22,468.65        $17,094.57
12/31/98                     $25,693.14        $20,807.10

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/93 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                      12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States             46%
United Kingdom             10
Germany                     9
Netherlands                 8
France                      7
Switzerland                 6
Finland                     3
Other                      11

Phoenix-Engemann Global Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  SAP AG Sponsored ADR                                           3.7%
        PROVIDES BUSINESS APPLICATIONS SOFTWARE AND CONSULTING SERVICES
    2.  Zurich Allied AG Registered Shares                             3.4%
        GLOBAL FINANCIAL SERVICES FIRM
    3.  Nokia Corp. Sponsored ADR Class A                              3.3%
        WIRELESS COMMUNICATIONS EQUIPMENT SUPPLIER
    4.  ING Groep NV                                                   3.2%
        GLOBAL FINANCIAL SERVICES FIRM
    5.  Vivendi                                                        2.9%
        PROVIDES INDUSTRIAL SERVICES
    6.  Vodafone Group PLC Sponsored ADR                               2.6%
        WIRELESS COMMUNICATIONS SERVICE PROVIDER
    7.  Wolters Kluwer NV                                              2.5%
        PUBLISHER OF LEGAL, TAX, BUSINESS AND MEDICAL INFORMATION
    8.  Amvescap PLC Sponsored ADR                                     2.4%
        GLOBAL ASSET MANAGEMENT COMPANY
    9.  Intel Corp.                                                    2.2%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
   10.  Telefonaktiebolaget LM Ericsson Sponsored ADR                  2.1%
        AN INTERNATIONAL LEADER IN TELECOMMUNICATIONS EQUIPMENT

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES        VALUE
                                                     ---------   ------------
FOREIGN COMMON STOCKS--52.0%
FINLAND--3.3%
Nokia Corp. Sponsored ADR Class A
(Communications Equipment)..............                 6,100   $    734,669
FRANCE--6.9%
AXA-UAP Sponsored ADR (Insurance
(Life/Health))..........................                 4,800        346,800
Alcatel SA ADR (Communications
Equipment)..............................                10,100        246,819
Rhone-Poulenc Class A (Health Care
(Drugs-Major Pharmaceuticals))..........                 6,000        308,915

Vivendi (Services (Commercial &
Consumer))..............................                 2,500        648,943
                                                                 ------------
                                                                    1,551,477
                                                                 ------------

GERMANY--9.1%
DaimlerChrysler AG (Automobiles)(b).....                 3,758        361,003
Hoechst AG (Chemicals)..................                 6,500        269,676
SAP AG Sponsored ADR (Computers
(Software & Services))(b)...............                23,000        829,437
Siemens AG (Manufacturing
(Diversified))..........................                 4,100        269,555
Volkswagen AG (Automobiles).............                 3,900        315,649
                                                                 ------------
                                                                    2,045,320
                                                                 ------------

IRELAND--3.0%
Allied Irish Banks PLC Sponsored ADR
(Banks (Major Regional))................                 2,300        253,862

Elan Corp. PLC Sponsored ADR (Health
Care (Drugs-Major
Pharmaceuticals))(b)....................                 6,100        424,331
                                                                 ------------
                                                                      678,193
                                                                 ------------

                                                      SHARES        VALUE
                                                     ---------   ------------

ITALY--2.9%
Luxottica Group SPA Sponsored ADR
(Health Care (Medical Products &
Supplies))..............................                25,000   $    300,000

Telecom Italia SPA Sponsored ADR
(Communications Equipment)..............                 4,000        348,000
                                                                 ------------
                                                                      648,000
                                                                 ------------

NETHERLANDS--7.5%
ING Groep NV (Banks (Money Center)).....                11,725        715,370
Koninklijke Philips Electronics NV NY
Registered Shares (Electrical
Equipment)..............................                 2,100        142,144

Unilever NV NY Registered Shares
(Personal Care).........................                 3,100        257,106
Wolters Kluwer NV (Publishing)..........                 2,626        562,234
                                                                 ------------
                                                                    1,676,854
                                                                 ------------

SINGAPORE--1.4%
Datacraft Asia Ltd. (Communications
Equipment)..............................               172,250        304,882

SOUTH KOREA--0.0%
Kookmin Bank Sponsored GDR 144A (Banks
(Money Center))(c)......................                     1              7

SWEDEN--2.1%
Telefonaktiebolaget LM Ericsson
Sponsored ADR (Communications
Equipment)..............................                19,500        466,781

SWITZERLAND--5.8%
Nestle SA Sponsored ADR (Foods).........                 2,200        239,465
Novartis AG NY Registered Shares (Health
Care (Drugs--Major Pharmaceuticals))....                   160        314,530

32                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                                                      SHARES        VALUE
                                                     ---------   ------------
SWITZERLAND--CONTINUED
Zurich Allied AG Registered Shares
(Insurance (Multi-Line))................                 1,020   $    755,264
                                                                 ------------
                                                                    1,309,259
                                                                 ------------

UNITED KINGDOM--10.0%
Amvescap PLC Sponsored ADR (Banks (Major
Regional))..............................                14,200        546,700

Cable & Wireless Communications PLC
(Telecommunications
(Cellular/Wireless))(b).................                 5,200        235,950

Hays PLC (Professional Services)........                37,000        324,734
Ladbroke Group PLC (Gaming, Lottery &
Parimutuel Companies)(b)................                34,653        139,239

Rentokil Initial PLC (Services
(Facilities & Environmental))...........                55,500        418,307

Vodafone Group PLC Sponsored ADR
(Telecommunications
(Cellular/Wireless))....................                 3,600        580,050
                                                                 ------------
                                                                    2,244,980
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $8,917,446)                                       11,660,422
-----------------------------------------------------------------------------
COMMON STOCKS--46.4%

UNITED STATES--46.4%
Affiliated Managers Group, Inc.
(Investment Management)(b)..............                 8,000        239,000

American Express Co. (Financial
(Diversified))..........................                 2,785        284,766
American International Group, Inc.
(Insurance (Multi-Line))................                 2,395        231,417

BMC Software, Inc. (Computers (Software
& Services))(b).........................                 3,725        165,995

Carnival Corp. (Lodging-Hotels).........                 6,350        304,800
Cendant Corp. (Services (Commercial &
Consumer))(b)...........................                 5,184         98,820

Cisco Systems, Inc. (Computers
(Networking))(b)........................                 3,910        362,897
Citigroup, Inc. (Financial
(Diversified))..........................                 3,480        172,260
Coca-Cola Co. (The) (Beverages
(Non-Alcoholic))........................                 2,775        185,578
Colgate-Palmolive Co. (Household
Products (Non-Durables))................                 2,400        222,900

Compaq Computer Corp. (Computers
(Hardware)).............................                 4,140        173,621

                                                      SHARES        VALUE
                                                     ---------   ------------
UNITED STATES--CONTINUED
Compuware Corp. (Computers (Software &
Services))(b)...........................                 1,285   $    100,391

Dayton Hudson Corp. (Retail (General
Merchandise))...........................                 5,445        295,391
EMC Corp. (Computers
(Peripherals))(b).......................                 3,230        274,550
Federated Investors, Inc. (Investment
Management).............................                12,500        226,563
Franklin Resources, Inc. (Investment
Management).............................                 3,365        107,680
Freddie Mac (Financial (Diversified))...                 5,670        365,361
General Electric Co. (Electrical
Equipment)..............................                 2,245        229,130
Gillette Co. (Personal Care)............                 4,120        199,048
Home Depot, Inc. (The) (Retail (Building
Supplies))..............................                 3,970        242,914
Intel Corp. (Electronics
(Semiconductors)).......................                 4,160        493,220
Interpublic Group of Companies, Inc.
(The) (Services
(Advertising/Marketing))................                 3,110        248,023

Johnson & Johnson (Health Care
(Diversified))..........................                 1,880        157,685
Kansas City Southern Industries, Inc.
(Railroads).............................                 3,410        167,729
Liberty Financial Co. (Financial
(Diversified))..........................                 4,300        116,100
Lucent Technologies, Inc.
(Communications Equipment)..............                 2,675        294,250

MCI WorldCom, Inc. (Telecommunications
(Long Distance))(b).....................                 5,690        408,258

McDonald's Corp. (Restaurants)..........                 3,910        299,604
Medtronic, Inc. (Health Care (Medical
Products & Supplies))...................                 4,305        319,646

Merck & Co., Inc. (Health Care
(Drugs-Major Pharmaceuticals))..........                 2,620        386,941

Microsoft Corp. (Computers (Software &
Services))(b)...........................                 2,050        284,309
Oracle Corp. (Computers (Software &
Services))(b)...........................                 2,785        120,103
Pfizer, Inc. (Health Care (Drugs-Major
Pharmaceuticals)).......................                 3,115        390,738

Philip Morris Companies, Inc.
(Tobacco)...............................                 4,500        240,750
Price (T. Rowe) Associates, Inc.
(Investment Management).................                 3,640        124,670

Scottish Annuity & Life Holdings Ltd.
(Insurance (Multi-Line))(b).............                30,000        412,500

State Street Corp. (Banks (Major
Regional))..............................                 1,940        134,951
Tellabs, Inc. (Communications
Equipment)(b)...........................                 2,500        171,406

                       See Notes to Financial Statements                      33

Phoenix-Engemann Global Growth Fund

                                                      SHARES        VALUE
                                                     ---------   ------------
UNITED STATES--CONTINUED
Texas Instruments, Inc. (Electronics
(Semiconductors)).......................                 3,870   $    331,127
Waddell & Reed Financial, Inc. Class A
(Financial (Diversified))...............                 9,190        217,688

Walgreen Co. (Retail (Drug Stores)).....                 1,895        110,976
Walt Disney Co. (The) (Entertainment)...                 7,275        218,250
Wells Fargo & Co. (Banks (Major
Regional))..............................                 7,075        282,558
                                                                 ------------
                                                                   10,414,564
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,382,280)                                       10,414,564
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $17,299,726)                                       22,074,986(a)
Cash and receivables, less liabilities--1.6%                           389,186
                                                                 -------------
NET ASSETS--100.0%                                               $  22,464,172
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,013,095 and gross depreciation of $286,167 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $17,348,058.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $7 or less than 1% of net assets.

34                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                            INDUSTRY DIVERSIFICATION
               AS A PERCENTAGE OF THE VALUE OF TOTAL INVESTMENTS
                                  (UNAUDITED)

Automobiles.............................        3.1%
Banks (Major Regional)..................        5.5
Banks (Money Center)....................        3.2
Beverages (Non-Alcoholic)...............        0.8
Chemicals...............................        1.2
Communications Equipment................       11.6
Computers (Hardware)....................        0.8
Computers (Networking)..................        1.7
Computers (Peripherals).................        1.2
Computers (Software & Services).........        6.8
Electrical Equipment....................        1.7
Electronics (Semiconductors)............        3.7
Entertainment...........................        1.0
Financial (Diversified).................        5.2
Foods...................................        1.1
Gaming, Lottery & Parimutuel
Companies...............................        0.6
Health Care (Diversified)...............        0.7
Health Care (Drugs-Major
Pharmaceuticals)........................        8.3
Health Care (Medical Products &
Supplies)...............................        2.8
Household Products (Non-Durables).......        1.0
Insurance (Life/Health).................        1.6
Insurance (Multi-Line)..................        6.3
Investment Management...................        3.2
Lodging-Hotels..........................        1.4
Manufacturing (Diversified).............        1.2
Personal Care...........................        2.1
Professional Services...................        1.5
Publishing..............................        2.5
Railroads...............................        0.8
Restaurants.............................        1.4
Retail (Building Supplies)..............        1.1
Retail (Drug Stores)....................        0.5
Retail (General Merchandise)............        1.3
Services (Advertising/Marketing)........        1.1
Services (Commercial & Consumer)........        3.4
Services (Facilities & Environmental)...        1.9
Telecommunications
(Cellular/Wireless).....................        3.7
Telecommunications (Long Distance)......        1.9
Tobacco.................................        1.1
                                          ---------
                                              100.0%
                                          ---------
                                          ---------

                       See Notes to Financial Statements                      35

Phoenix-Engemann Global Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $17,299,726)                               $  22,074,986
Receivables
  Investment securities sold                                        826,380
  Fund shares sold                                                   41,915
  Dividends and interest                                             19,539
                                                              -------------
    Total assets                                                 22,962,820
                                                              -------------
LIABILITIES
Payables
  Custodian                                                         359,212
  Fund shares repurchased                                            67,493
  Distribution fee                                                   16,728
  Investment advisory fee                                            12,952
  Administration fee                                                 11,775
  Trustees' fee                                                       5,823
Accrued expenses                                                     24,665
                                                              -------------
    Total liabilities                                               498,648
                                                              -------------
NET ASSETS                                                    $  22,464,172
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  19,486,294
Accumulated net realized loss                                    (1,798,408)
Net unrealized appreciation                                       4,776,286
                                                              -------------
NET ASSETS                                                    $  22,464,172
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,452,636)                  602,051
Net asset value per share                                            $22.34
Offering price per share $22.34/(1-4.75%)                            $23.45
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,729,841)                   215,634
Net asset value and offering price per share                         $21.93
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,281,695)                   195,318
Net asset value and offering price per share                         $21.92

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $     271,191
Interest                                                              1,582
Foreign taxes withheld                                              (21,640)
                                                              -------------
    Total investment income                                         251,133
                                                              -------------
EXPENSES
Investment advisory fee                                             246,560
Distribution fee, Class A                                            34,832
Distribution fee, Class B                                            42,531
Distribution fee, Class C                                            41,424
Distribution fee, Class M                                               401
Administration                                                      131,429
Professional                                                         25,834
Trustees                                                             12,923
                                                              -------------
    Total expenses                                                  535,934
    Less expenses borne by investment adviser                       (38,757)
                                                              -------------
    Net expenses                                                    497,177
                                                              -------------
NET INVESTMENT LOSS                                                (246,044)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (1,655,274)
Net realized gain on foreign currency transactions                    6,574
Net change in unrealized appreciation (depreciation) on
  investments                                                     4,509,782
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  1,017
                                                              -------------
NET GAIN ON INVESTMENTS                                           2,862,099
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $   2,616,055
                                                              -------------
                                                              -------------

36                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                           12/31/97
                                           Year Ended    (Rounded to
                                            12/31/98      thousands)
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $   (246,044)  $   (149,000)
  Net realized gain (loss)                  (1,648,700)       760,000
  Net change in unrealized appreciation
    (depreciation)                           4,510,799        203,000
                                          ------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               2,616,055        814,000
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                 (120,705)      (703,000)
  Net realized gains, Class B                  (41,681)      (217,000)
  Net realized gains, Class C                  (36,810)      (238,000)
  In excess of accumulated net realized
    gains, Class A                             (81,653)            --
  In excess of accumulated net realized
    gains, Class B                             (28,196)            --
  In excess of accumulated net realized
    gains, Class C                             (24,901)            --
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (333,946)    (1,158,000)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (243,697
    and 391,000 shares, respectively)        5,188,236      8,211,000
  Net asset value of shares issued from
    reinvestment of distributions
    (8,717 and 34,000 shares,
    respectively)                              190,194        653,000
  Cost of shares repurchased (253,582
    and 223,000 shares, respectively)       (5,341,266)    (4,567,000)
                                          ------------   ------------
Total                                           37,164      4,297,000
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (82,048
    and 138,000 shares, respectively)        1,741,279      2,861,000
  Net asset value of shares issued from
    reinvestment of distributions
    (3,137 and 10,000 shares,
    respectively)                               67,204        199,000
  Cost of shares repurchased (38,086 and
    25,000 shares, respectively)              (810,368)      (492,000)
                                          ------------   ------------
Total                                          998,115      2,568,000
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (47,457
    and 180,000 shares, respectively)        1,013,490      3,790,000
  Net asset value of shares issued from
    reinvestment of distributions
    (2,766 and 11,000 shares,
    respectively)                               59,214        200,000
  Cost of shares repurchased (47,553 and
    4,000 shares, respectively)               (985,469)       (84,000)
                                          ------------   ------------
Total                                           87,235      3,906,000
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (5,050
    and 0 shares, respectively)                100,100             --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                  --             --
  Cost of shares repurchased (5,050 and
    0 shares, respectively)                   (101,405)            --
                                          ------------   ------------
Total                                           (1,305)            --
                                          ------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             1,121,209     10,771,000
                                          ------------   ------------
  NET INCREASE IN NET ASSETS                 3,403,318     10,427,000
NET ASSETS
  Beginning of period                       19,060,854      8,634,000
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 22,464,172   $ 19,061,000
                                          ------------   ------------
                                          ------------   ------------

                       See Notes to Financial Statements                      37

Phoenix-Engemann Global Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                CLASS A
                                ------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31
                                ------------------------------------------------------------------------
                                    1998            1997            1996            1995            1994
Net asset value, beginning of
  period                        $  19.83        $  19.06        $  17.27        $  14.06        $  11.18
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)     (0.18)(1)(5)    (0.19)(1)(2)     0.03(1)(3)      0.24(1)(3)      0.10(1)(3)
  Net realized and unrealized
    gain (loss)                     3.02            2.29            3.55            3.11            2.78
                                --------        --------        --------        --------        --------
      TOTAL FROM INVESTMENT
        OPERATIONS                  2.84            2.10            3.58            3.35            2.88
                                --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 --              --           (0.04)             --              --
  Dividends from net realized
    gains                          (0.20)          (1.33)          (1.75)          (0.14)             --
  In excess of accumulated net
    realized gains                 (0.13)             --              --              --              --
                                --------        --------        --------        --------        --------
      TOTAL DISTRIBUTIONS          (0.33)          (1.33)          (1.79)          (0.14)             --
                                --------        --------        --------        --------        --------
Change in net asset value           2.51            0.77            1.79            3.21            2.88
                                --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD  $  22.34        $  19.83        $  19.06        $  17.27        $  14.06
                                --------        --------        --------        --------        --------
                                --------        --------        --------        --------        --------
Total return(4)                    14.35%          11.27%(2)       21.77%(3)       23.84%(3)       25.76%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $13,453         $11,964          $7,654          $3,203            $141

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.94%            2.0%(2)         0.8%(3)          --%(3)          --%(3)
  Net investment income (loss)     (0.81)%          (0.9)%(2)        0.1%(3)         1.4%(3)         0.8%(3)
Portfolio turnover                    95%          237.2%          220.3%           29.0%          479.3%

                                                     CLASS B
                                  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31
                                  ----------------------------------------------
                                        1998              1997              1996
Net asset value, beginning of
  period                          $    19.65        $    19.04        $    17.44(7)
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)         (0.34)(1)(5)      (0.35)(1)(2)      (0.08)(1)
  Net realized and unrealized
    gain (loss)                         2.95              2.29              1.82
                                       -----             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                      2.61              1.94              1.74
                                       -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                     --                --                --
  Dividends from net realized
    gains                              (0.20)            (1.33)            (0.14)
  In excess of accumulated net
    realized gains                     (0.13)               --                --
                                       -----             -----             -----
      TOTAL DISTRIBUTIONS              (0.33)            (1.33)            (0.14)
                                       -----             -----             -----
Change in net asset value               2.28              0.61              1.60
                                       -----             -----             -----
NET ASSET VALUE, END OF PERIOD    $    21.93        $    19.65        $    19.04
                                       -----             -----             -----
                                       -----             -----             -----
Total return(4)                        13.31%            10.44%(2)          9.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $4,730            $3,312              $874

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    2.69%              2.8%(2)           2.7%(8)
  Net investment income (loss)         (1.59)%            (1.7)%(2)         (1.9)%(8)
Portfolio turnover                        95%            237.2%            220.3%

38                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                CLASS C
                             ----------------------------------------------
                                         YEAR ENDED DECEMBER 31
                             ----------------------------------------------
                                   1998              1997              1996
Net asset value,
  beginning of period        $    19.65        $    19.03        $    17.88(7)
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income
    (loss)                        (0.33)(1)(5)      (0.37)(1)(2)      (0.04)(1)
  Net realized and
    unrealized gain
    (loss)                         2.93              2.32              1.34
                                  -----             -----             -----
      TOTAL FROM
       INVESTMENT
       OPERATIONS                  2.60              1.95              1.30
                                  -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                --                --             (0.01)
  Dividends from net
    realized gains                (0.20)            (1.33)            (0.14)
  In excess of
    accumulated net
    realized gains                (0.13)               --                --
                                  -----             -----             -----
      TOTAL DISTRIBUTIONS         (0.33)            (1.33)            (0.15)
                                  -----             -----             -----
Change in net asset value          2.27              0.62              1.15
                                  -----             -----             -----
NET ASSET VALUE, END OF
  PERIOD                     $    21.92        $    19.65        $    19.03
                                  -----             -----             -----
                                  -----             -----             -----
Total return(4)                   13.26%(2)         10.50%(2)          7.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $4,282            $3,785              $106

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses               2.69%              2.7%(2)           2.7%(8)
  Net investment income
    (loss)                        (1.57)%            (1.8)%(2)         (1.6)%(8)
Portfolio turnover                   95%            237.2%            220.3%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Global Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $708. Absent the waiver, net investment income (loss) per share, total return and the ratios of expenses and net investment income (loss) to average net assets for Class A, Class B and Class C shares would have been $(.19), $(.35) and $(.37), respectively, 11.27%, 10.44% and 10.50%, respectively, 2.0%, 2.8% and 2.8%, respectively, and (0.9)%, (1.7)% and (1.8)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545 and $2,784 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return and ratios of expenses and net investment income
     (loss) to average net assets would have been $(.21), 21.71% and 2.0%, respectively, $(.15), 22.88% and 2.3%, respectively, and $(.21), 14.40% and 10.4% (2.3% if only normal and recurring expenses are taken into account), respectively, and $(.03), 11.40% and 2.3%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) have not been annualized.
(5) Includes reimbursement of operating expenses by investment adviser of $0.04.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.
(8)  Annualized.

                       See Notes to Financial Statements                      39

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Small & Mid-Cap Growth Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. Small-cap investing includes the risk of greater price volatility, less liquidity and increased competitive threat.

Q: DESCRIBE HOW THE FUND HELD UP DURING LAST YEAR'S UP AND DOWN MOVES.

A: Last year felt like several years rolled into one. During the first half, the Fund was up as much as 18% year to date, which alone would have been a nice year. Then, during the late summer and early fall, the Fund experienced a decline of over 40% from its spring peak. At that point, small- and mid-cap stocks were well into bear market territory by any definition. The fund hit bottom on October 8, but performed very well from that point through the end of the year, with a return of more than 60% compared to a 36% gain for the Russell 2000 Index(1).
For the full year, the NAV for the Fund's Class A Shares increased 14.3%, ahead of the 12.2% return of the average mid-cap fund measured by Lipper Inc. and far surpassing the negative (2.5)% return of the Russell 2000. Class B shares returned 13.4% and Class C shares returned 13.3%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW DO YOU MANAGE THE FUND THROUGH SUCH WIDE SWINGS IN THE MARKET? DO YOU EVER SHIFT YOUR STRATEGY?

A: Last year is a great illustration of the perils of market timing. We feel it would have been difficult to predict any of the major moves last year, much less all three. That's why, when valuations are fluctuating, we fall back on what we know best: company fundamentals. When the market declined last fall, the sentiment was we were headed for a recession. So we quickly reassessed our companies' ability to grow and finance growth in slower economic times. We then sold some companies we had doubts about and increased our weightings in our higher-confidence companies.

Q: HOW ABOUT AN EXAMPLE?

A: One of our favorite ideas for some time has been U.S. Rentals. Midway through last year, the company combined with its largest competitor, United Rentals, creating the clear industry leader in equipment rental. When the market ran into trouble last fall, investors raised concerns that the company would no longer have access to the capital needed to finance its growth. However, discussions with the company convinced us they were already generating enough operating cash flow to fund at least 15% internal growth. Having reaffirmed our belief in the company's ability to grow, we increased our position at what proved to be a very depressed price.

Q: DISCUSS YOUR OUTLOOK FOR SMALL- AND MID-CAP STOCKS.

A: Our outlook for small- and mid-cap companies remains positive. Last year we talked about our view that small- and mid-caps were historically cheap relative to large-caps, and 1998 only served to widen the disparity. Additionally, we believe the current economic environment remains favorable to small- and mid-cap companies. We believe if we select companies with good fundamentals, we will be well positioned for any rally that small- and mid-cap stocks may experience.

                                                                JANUARY 29, 1999

(1) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF SMALL-CAPITALIZATION STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Small- & Mid-Cap Growth Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 12/31/98      DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                   14.29%     33.01%       10/10/94
Class A Shares at POP(3)                    8.87      31.53        10/10/94
Class B Shares at NAV(2)                   13.39      23.03         9/18/96
Class B Shares with CDSC(4)                 9.54      22.06         9/18/96
Class C Shares at NAV(2)                   13.34      18.74         10/8/96
Class C Shares with CDSC(4)                13.34      18.74         10/8/96
Russell 2000 Index(7)                      (2.55)    Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 14.35% for Class A (since 10/10/94), 11.14% for Class B (since 9/18/96) and 10.53% for Class C (since 10/8/96).
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PHOENIX-ENGEMANN
                SMALL & MID CAP
                  GROWTH FUND           RUSSELL
                   CLASS A(6)        2000 INDEX(7)
10/10/1994               $9,525.00       $10,000.00
12/30/1994              $11,495.24        $9,876.93
12/29/1995              $14,446.93       $12,685.82
12/31/1996              $22,012.06       $14,778.26
12/31/1997              $27,826.17       $18,082.85
12/31/1998              $31,802.95       $17,622.33

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals          32%
Technology                   21
Health-Care                  11
Financials                   10
Consumer Staples              6
Energy                        5
Capital Goods                 3
Other                        12

Phoenix-Engemann Small & Mid-Cap Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  United Rentals (North America), Inc.                           4.7%
        SELLS AND RENTS TOOLS, CONSTRUCTION EQUIPMENT AND SPECIAL
        EVENT EQUIPMENT
    2.  Pinnacle Oil International, Inc.                               4.2%
        OIL EXPLORATION TECHNOLOGY COMPANY
    3.  International Speedway Corp. Class A                           4.2%
        CONDUCTS MOTOR SPORT RACEWAY ACTIVITIES AND SYNDICATED
        RADIO BROADCASTS
    4.  Bed, Bath & Beyond, Inc.                                       4.1%
        SELLS DOMESTIC MERCHANDISE AND HOME FURNISHINGS
    5.  99 Cents Only Stores                                           3.0%
        GENERAL MERCHANDISE RETAILER
    6.  Restoration Hardware, Inc.                                     3.0%
        SPECIALTY RETAILER OF HOME FURNISHINGS AND
        FUNCTIONAL AND DECORATIVE HARDWARE
    7.  Action Performance Companies, Inc.                             2.9%
        DISTRIBUTOR OF MOTOR SPORT COLLECTIBLES
    8.  Whole Foods Market, Inc.                                       2.9%
        NATURAL FOODS RETAILER
    9.  MSC Industrial Direct Co., Inc. Class A                        2.7%
        DIRECT MARKETS A BROAD RANGE OF INDUSTRIAL PRODUCTS
   10.  CKE Restaurants, Inc.                                          2.5%
        OPERATES, FRANCHISES AND LICENSES QUICK-SERVICE RESTAURANTS

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES       VALUE
                                                     --------   ------------

COMMON STOCKS--97.1%
BIOTECHNOLOGY--3.0%
Coulter Pharmaceutical, Inc.(b).........               30,000   $    900,000
Incyte Pharmaceuticals, Inc.(b).........               16,250        607,344
Inhale Therapeutic Systems(b)...........               30,000        990,000
Texas Biotechnology Corp.(b)............              100,000        493,750
                                                                ------------
                                                                   2,991,094
                                                                ------------

COMPUTERS (NETWORKING)--0.8%
Xylan Corp.(b)..........................               46,000        807,875
COMPUTERS (SOFTWARE & SERVICES)--12.2%
Aspect Development, Inc.(b).............               50,000      2,215,625
i2 Technologies, Inc.(b)................               30,000        911,250
Inktomi Corp.(b)........................                6,600        853,875
Legato Systems, Inc.(b).................               30,000      1,978,125
Peregrine Systems, Inc.(b)..............               25,000      1,159,375
Rational Software Corp.(b)..............               40,000      1,060,000
Sapient Corp.(b)........................                7,000        392,000
Software AG Systems, Inc.(b)............               85,000      1,540,625
VeriSign, Inc.(b).......................               20,000      1,182,500
Walker Interactive Systems, Inc.(b).....              150,000      1,012,500
                                                                ------------
                                                                  12,305,875
                                                                ------------

CONSUMER FINANCE--2.5%
Metris Companies, Inc...................               50,000      2,515,625

ELECTRONICS (INSTRUMENTATION)--3.7%
Flextronics International Ltd.(b).......               15,000      1,284,375

                                                      SHARES       VALUE
                                                     --------   ------------
ELECTRONICS (INSTRUMENTATION)--CONTINUED
Micrel, Inc.(b).........................               45,000   $  2,475,000
                                                                ------------
                                                                   3,759,375
                                                                ------------

ELECTRONICS (SEMICONDUCTORS)--4.0%
Applied Micro Circuits Corp.(b).........               51,800      1,759,581
Vitesse Semiconductor Corp.(b)..........               50,000      2,281,250
                                                                ------------
                                                                   4,040,831
                                                                ------------

FINANCIAL (DIVERSIFIED)--2.5%
American Capital Strategies Ltd.........               50,000        862,500
Federal Agricultural Mortgage Corp.
Class C(b)..............................               21,000        779,625
HealthCare Financial Partners,
Inc.(b).................................               22,500        897,187
                                                                ------------
                                                                   2,539,312
                                                                ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
PharmaPrint, Inc.(b)....................               70,000        918,750

HEALTH CARE (HOSPITAL MANAGEMENT)--2.9%
Curative Health Services, Inc.(b).......               50,000      1,675,000
Health Management Associates, Inc. Class
A(b)....................................               56,500      1,221,812
                                                                ------------
                                                                   2,896,812
                                                                ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
Schein (Henry), Inc.(b).................               50,000      2,237,500

HEALTH CARE (SPECIALIZED SERVICES)--2.3%
ALZA Corp.(b)...........................               30,000      1,567,500

42                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                                      SHARES       VALUE
                                                     --------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--CONTINUED
PAREXEL International Corp.(b)..........               30,000   $    750,000
                                                                ------------
                                                                   2,317,500
                                                                ------------

INSURANCE (MULTI-LINE)--3.1%
Annuity and Life Re (Holdings) Ltd......               56,250      1,518,750
Scottish Annuity & Life Holdings
Ltd.(b).................................              119,000      1,636,250
                                                                ------------
                                                                   3,155,000
                                                                ------------

INVESTMENT BANKING/BROKERAGE--0.8%
Donaldson, Lufkin & Jenrette, Inc.......               20,000        820,000

LEISURE TIME (PRODUCTS)--7.1%
Action Performance Companies, Inc.(b)...               83,000      2,936,125
International Speedway Corp. Class A....              105,000      4,252,500
                                                                ------------
                                                                   7,188,625
                                                                ------------
OIL & GAS (EXPLORATION & PRODUCTION)--4.2%
Pinnacle Oil International, Inc.(b).....              224,500      4,265,500

RAILROADS--1.8%
Kansas City Southern Industries, Inc....               38,000      1,869,125

RESTAURANTS--4.9%
CKE Restaurants, Inc....................               86,900      2,558,119
Cheesecake Factory, Inc. (The)(b).......               80,000      2,372,500
                                                                ------------
                                                                   4,930,619
                                                                ------------

RETAIL (COMPUTERS & ELECTRONICS)--1.3%
CDW Computer Centers, Inc.(b)...........               13,800      1,323,937

RETAIL (FOOD CHAINS)--2.9%
Whole Foods Market, Inc.(b).............               60,000      2,902,500

RETAIL (GENERAL MERCHANDISE)--10.5%
99 Cents Only Stores(b).................               62,500      3,070,312
Bed, Bath & Beyond, Inc.(b).............              122,000      4,163,250
Cost Plus, Inc.(b)......................               67,900      2,130,363
Lands' End, Inc.(b).....................               18,500        498,344
Smart & Final, Inc......................               75,000        721,875
                                                                ------------
                                                                  10,584,144
                                                                ------------

RETAIL (SPECIALTY)--10.7%
Claire's Stores, Inc....................              100,000      2,050,000

                                                      SHARES       VALUE
                                                     --------   ------------
RETAIL (SPECIALTY)--CONTINUED
Lithia Motors, Inc. Class A(b)..........               55,000   $    907,500
MSC Industrial Direct Co., Inc. Class
A(b)....................................              120,000      2,715,000
Restoration Hardware, Inc.(b)...........              113,000      3,036,875
Sonic Automotive, Inc.(b)...............               45,000      1,549,688
United Auto Group, Inc.(b)..............               55,000        505,313
                                                                ------------
                                                                  10,764,376
                                                                ------------

SAVINGS & LOAN COMPANIES--0.6%
Staten Island Bancorp, Inc..............               30,000        598,125

SERVICES (ADVERTISING/MARKETING)--1.6%
Abacus Direct Corp.(b)..................               35,000      1,592,500

SERVICES (COMMERCIAL & CONSUMER)--7.1%
Budget Group, Inc. Class A(b)...........               80,400      1,276,350
MAXIMUS, Inc.(b)........................               30,000      1,110,000
United Rentals (North America),
Inc.(b).................................              144,000      4,770,000
                                                                ------------
                                                                   7,156,350
                                                                ------------

SERVICES (DATA PROCESSING)--2.4%
NCO Group, Inc.(b)......................               53,000      2,385,000

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.1%
WinStar Communications, Inc.(b).........               28,000      1,092,000
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $74,530,617)                                     97,958,350
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.0%

OIL & GAS (EXPLORATION & PRODUCTION)--1.0%
Encal Energy Ltd. (Canada)(b)...........              270,200      1,002,734
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $987,612)                                         1,002,734
----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.1%
(IDENTIFIED COST $75,518,229)                                       98,961,084(a)
Cash and receivables, less liabilities--1.9%                         1,879,463
                                                                --------------
NET ASSETS--100.0%                                              $  100,840,547
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,127,406 and gross depreciation of $2,161,509 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $75,995,187.
(b)  Non-income producing.

                       See Notes to Financial Statements                      43

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $75,518,229)                               $  98,961,084
Cash                                                              2,051,179
Receivables
  Fund shares sold                                                  646,150
  Dividends and interest                                             17,016
                                                              -------------
    Total assets                                                101,675,429
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   473,434
  Fund shares repurchased                                            94,465
  Distribution fee                                                  122,081
  Investment advisory fee                                            69,667
  Administration fee                                                 42,614
  Trustees' fee                                                       6,812
Accrued expenses                                                     25,809
                                                              -------------
    Total liabilities                                               834,882
                                                              -------------
NET ASSETS                                                    $ 100,840,547
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 88,412,046
Accumulated net realized loss                                   (11,014,354)
Net unrealized appreciation                                      23,442,855
                                                              -------------
NET ASSETS                                                    $ 100,840,547
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $54,186,652)                2,250,328
Net asset value per share                                            $24.08
Offering price per share $24.08/(1-4.75%)                            $25.28
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $31,631,170)                1,337,864
Net asset value and offering price per share                         $23.64
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,022,725)                  635,861
Net asset value and offering price per share                         $23.63

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $     141,693
Interest                                                            160,603
                                                              -------------
    Total investment income                                         302,296
                                                              -------------
EXPENSES
Investment advisory fee                                             740,594
Distribution fee, Class A                                           102,801
Distribution fee, Class B                                           236,341
Distribution fee, Class C                                           118,976
Distribution fee, Class M                                               426
Administration                                                      433,926
Professional                                                         27,083
Trustees                                                             14,648
                                                              -------------
    Total expenses                                                1,674,795
    Less expenses borne by investment adviser                       (41,731)
                                                              -------------
    Net expenses                                                  1,633,064
                                                              -------------
NET INVESTMENT LOSS                                              (1,330,768)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                 (10,304,077)
Net realized gain on foreign currency transactions                      375
Net change in unrealized appreciation (depreciation) on
  investments                                                    22,375,638
                                                              -------------
NET GAIN ON INVESTMENTS                                          12,071,936
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  10,741,168
                                                              -------------
                                                              -------------

44                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                                            12/31/97
                                           Year Ended     (Rounded to
                                            12/31/98       thousands)
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $  (1,330,768)  $   (498,000)
  Net realized gain (loss)                  (10,303,702)     4,530,000
  Net change in unrealized appreciation
    (depreciation)                           22,375,638        698,000
                                          -------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               10,741,168      4,730,000
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of accumulated net realized
    gains, Class A                              (48,557)    (2,443,000)
  In excess of accumulated net realized
    gains, Class B                              (28,857)    (1,543,000)
  In excess of accumulated net realized
    gains, Class C                              (13,819)      (718,000)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS               (91,233)    (4,704,000)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,832,747 and 1,013,000 shares,
    respectively)                            39,721,245     21,556,000
  Net asset value of shares issued from
    reinvestment of distributions
    (2,097 and 115,000 shares,
    respectively)                                46,145      2,307,000
  Cost of shares repurchased (901,103
    and 239,000 shares, respectively)       (19,287,058)    (4,740,000)
                                          -------------   ------------
Total                                        20,480,332     19,123,000
                                          -------------   ------------
CLASS B
  Proceeds from sales of shares (776,437
    and 706,000 shares, respectively)        16,692,888     15,726,000
  Net asset value of shares issued from
    reinvestment of distributions
    (1,267 and 67,000 shares,
    respectively)                                27,357      1,327,000
  Cost of shares repurchased (268,731
    and 25,000 shares, respectively)         (5,454,844)      (514,000)
                                          -------------   ------------
Total                                        11,265,401     16,539,000
                                          -------------   ------------
CLASS C
  Proceeds from sales of shares (389,879
    and 364,000 shares, respectively)         8,174,670      7,688,000
  Net asset value of shares issued from
    reinvestment of distributions
    (580 and 33,000 shares,
    respectively)                                12,526        659,000
  Cost of shares repurchased (141,833
    and 13,000 shares, respectively)         (2,899,692)      (279,000)
                                          -------------   ------------
Total                                         5,287,504      8,068,000
                                          -------------   ------------
CLASS M
  Proceeds from sales of shares (5,260
    and 0 shares, respectively)                 110,536             --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --             --
  Cost of shares repurchased (5,260 and
    0 shares, respectively)                    (102,183)            --
                                          -------------   ------------
Total                                             8,353             --
                                          -------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             37,041,590     43,730,000
                                          -------------   ------------
  NET INCREASE IN NET ASSETS                 47,691,525     43,756,000
NET ASSETS
  Beginning of period                        53,149,022      9,393,000
                                          -------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 100,840,547   $ 53,149,000
                                          -------------   ------------
                                          -------------   ------------

                       See Notes to Financial Statements                      45

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                CLASS A
                                ------------------------------------------------------------------------
                                                                                                INCEPTION
                                                 YEAR ENDED DECEMBER 31                         10/10/94
                                --------------------------------------------------------        THROUGH
                                    1998            1997            1996            1995        12/31/94
Net asset value, beginning of
  period                        $  21.09        $  18.39        $  14.90        $  12.07        $  10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)     (0.30)(1)(7)    (0.31)(1)(2)    (0.12)(1)(3)     0.22(1)(3)      0.07(1)(3)
  Net realized and unrealized
    gain (loss)                     3.31            5.07            7.45            2.87            2.00
                                --------        --------        --------        --------        --------
      TOTAL FROM INVESTMENT
        OPERATIONS                  3.01            4.76            7.33            3.09            2.07
                                --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 --              --           (0.28)          (0.08)             --
  Dividends from net realized
    gains                             --           (2.06)          (3.56)          (0.18)             --
  In excess of accumulated net
    realized gains                 (0.02)             --              --              --              --
                                --------        --------        --------        --------        --------
  TOTAL DISTRIBUTIONS              (0.02)          (2.06)          (3.84)          (0.26)             --
                                --------        --------        --------        --------        --------
Change in net asset value           2.99            2.70            3.49            2.83            2.07
                                --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD  $  24.08        $  21.09        $  18.39        $  14.90        $  12.07
                                --------        --------        --------        --------        --------
                                --------        --------        --------        --------        --------
Total return(4)                    14.29%          26.41%(2)       52.37%(3)       25.68%(3)       20.70%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $54,187         $27,771          $7,859          $1,742            $121

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.78%           1.80%(2)        1.10%(3)          --%(3)          --%(5)
  Net investment income (loss)     (1.39)%         (1.40)%(2)      (0.70)%(3)       1.50%(3)        2.60%(5)
Portfolio turnover                   147%          313.5%          297.1%          121.4%          157.9%

                                                     CLASS B
                                  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31
                                  ----------------------------------------------
                                        1998              1997              1996
Net asset value, beginning of
  period                          $    20.87        $    18.35        $    16.44(6)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         (0.45)(1)(7)      (0.46)(1)(2)      (0.32)(1)
  Net realized and unrealized
    gain (loss)                         3.24              5.04              2.43
                                       -----             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                      2.79              4.58              2.11
                                       -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                     --                --                --
  Dividends from net realized
    gains                                 --             (2.06)            (0.20)
  In excess of accumulated net
    realized gains                     (0.02)               --                --
                                       -----             -----             -----
  TOTAL DISTRIBUTIONS                  (0.02)            (2.06)            (0.20)
                                       -----             -----             -----
Change in net asset value               2.77              2.52              1.91
                                       -----             -----             -----
NET ASSET VALUE, END OF PERIOD    $    23.64        $    20.87        $    18.35
                                       -----             -----             -----
                                       -----             -----             -----
Total return(4)                        13.39%            25.49%(2)         12.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $31,631           $17,298            $1,480

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    2.53%             2.60%(2)          2.60%(5)
  Net investment income (loss)         (2.14)%           (2.10)%(2)        (2.20)%(5)
Portfolio turnover                       147%            313.5%            297.1%

46                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     CLASS C
                                  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31
                                  ----------------------------------------------
                                        1998              1997              1996
Net asset value, beginning of
  period                          $    20.87        $    18.35        $    17.99(6)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         (0.45)(1)(7)      (0.47)(1)(2)      (0.29)(1)
  Net realized and unrealized
    gain (loss)                         3.23              5.05              0.85
                                       -----             -----             -----
      TOTAL FROM INVESTMENT
       OPERATIONS                       2.78              4.58              0.56
                                       -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                     --                --                --
  Dividends from net realized
    gains                                 --             (2.06)            (0.20)
  In excess of accumulated net
    realized gains                     (0.02)               --                --
                                       -----             -----             -----
  TOTAL DISTRIBUTIONS                  (0.02)            (2.06)            (0.20)
                                       -----             -----             -----
Change in net asset value               2.76              2.52              0.36
                                       -----             -----             -----
NET ASSET VALUE, END OF PERIOD    $    23.63        $    20.87        $    18.35
                                       -----             -----             -----
                                       -----             -----             -----
Total return(4)                        13.34%            25.49%(2)          3.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $15,023            $8,080               $54

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    2.53%             2.60%(2)          2.60%(5)
  Net investment income (loss)         (2.14)%           (2.10)%(2)        (2.20)%(5)
Portfolio turnover                       147%            313.5%            297.1%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $1,128. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.31), $(.46) and $(.47), respectively, 26.41%, 25.49% and 25.49%, respectively, and 1.8%,
     2.6% and 2.6%, respectively, and (1.4)%, (2.1)% and (2.1)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $18,499, $13,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%, 2.3% and (0.8)%, respectively, and $(.01),
     15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1994 have not been annualized.
(5)  Annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.
(7) Includes reimbursement of operating expenses by investment adviser of $0.01.

                       See Notes to Financial Statements                      47

PHOENIX-ENGEMANN VALUE 25 FUND

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Value 25 Fund seeks to achieve dividend income and long-term growth of capital by investing primarily in 25 high-yielding stocks of the S&P 500.

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1998?

A: The Phoenix-Engemann Value 25 Fund's NAV for Class A Shares increased 7.2% compared with a return of 28.8% for the S&P 500 Index(1) and 15.6% for the Russell 1000 Value Index(2) and 10.9% for the average equity income fund measured by Lipper Inc. Class B and C shares returned 6.4%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: CAN YOU OUTLINE WHAT THE GOALS OF THE VALUE 25 ARE AND COMMENT ON HOW YOU FARED AGAINST THEM?

A: The Value 25 was developed with the following goals in mind: Provide diversification versus our traditional growth funds; give investors an opportunity to invest in a contrarian fund; and maximize performance within those guidelines set out by the Fund's quantitative model.

    While we were disappointed with this year's results, we realize that Value 25 will not perform as well as our other funds when growth is in favor. Whereas our traditional growth funds are focused in growth industries, such as consumer staples, health-care and technology, Value 25 is invested in cyclical industries, such as basic materials, automotive and energy. These industries are cyclical and tend to perform better when the economy is accelerating. Thus, the Fund's performance "zigged" while our other growth products "zagged." To this end, the Fund performed in line with our expectations.

Q: WHY WERE CYCLICAL STOCKS OUT OF FAVOR THIS YEAR?

A: U.S. cyclical stocks are affected not only by the rate of change in the economy but also by developments in international markets. U.S. economic growth actually decelerated a bit in 1998, which was part of the reason cyclicals did not work in 1998. More importantly though, the economic turmoil overseas weakened foreign currencies, which in turn made imported commodities much cheaper than U.S. based commodities. Basic material producers such as U.S. Steel were forced to accept lower prices for goods produced, which hurt their bottom line.

Q: WHAT IS YOUR OUTLOOK FOR THE VALUE 25 IN 1999?

A: At this time last year, we stated that we felt the cyclical industries the Fund invests in were at low valuation levels and that any improvement in these sectors would be reflected in higher prices for the stocks in the Fund. Although there was little improvement in these sectors in 1998, we believe this statement still holds true for 1999. The low valuations and high dividend yields of the stocks should provide somewhat of a cushion in down markets. In addition, we feel the Fund's discipline of investing in sound companies with safe dividend policies provides an additional layer of support. We continue to recommend Value 25 to investors who are looking for diversification versus our traditional growth funds.

                                                                JANUARY 29, 1999

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(2) THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF LARGE-CAP, VALUE-ORIENTED STOCKS.

Phoenix-Engemann Value 25 Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/98

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 12/31/98      DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                    7.23%     14.29%       12/17/96
Class A Shares at POP(3)                    2.11      11.59        12/17/96
Class B Shares at NAV(2)                    6.41      12.86          1/9/97
Class B Shares with CDSC(4)                 2.57       9.87          1/9/97
Class C Shares at NAV(2)                    6.42      12.88          1/9/97
Class C Shares with CDSC(4)                 6.42      12.88          1/9/97
S&P 500 Index(7)                           28.76     Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (Contingent Deferred Sales Charge) is appled to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 31.72% for Class A (since 12/17/96) and 30.23% for Class B and Class C (since 1/9/97).
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PHOENIX-ENGEMANN        S&P
                 VALUE 25 FUND          500
                   CLASS A(6)         INDEX(7)
12/17/1996               $9,525.00    $10,000.00
12/31/1996               $9,723.81    $10,209.85
12/31/1997              $11,660.43    $13,617.45
12/31/1998              $12,503.06    $17,533.35

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/96 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods               33%
Consumer Cyclicals           25
Basic Materials              25
Energy                        7
Technology                    6
Other                         4

Phoenix-Engemann Value 25 Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Tektronix, Inc.                                                5.9%
        MANUFACTURERS ELECTRONIC TEST INSTRUMENTS
    2.  Brunswick Corp.                                                5.4%
        LEADING LEISURE EQUIPMENT COMPANY
    3.  SPX Corp.                                                      4.8%
        PROVIDES SERVICE TOOLS TO MOTOR VEHICLE INDUSTRY
    4.  General Motors Corp.                                           4.6%
        MANUFACTURES AND SELLS AUTOMOBILES AND TRUCKS
    5.  Timken Co. (The)                                               4.4%
        MANUFACTURES BEARINGS AND SPECIALTY STEELS
    6.  Ford Motor Co.                                                 4.4%
        MANUFACTURES AND SELLS AUTOMOBILES, TRUCKS AND RELATED PARTS
        GLOBALLY
    7.  National Service Industries, Inc.                              4.2%
        DIVERSIFIED SERVICE AND MANUFACTURING COMPANY
    8.  Cooper Industries, Inc.                                        4.1%
        MANUFACTURES AND SELLS ELECTRICAL PRODUCTS
    9.  Cummins Engine Co., Inc.                                       4.1%
        MANUFACTURES DIESEL ENGINES
   10.  Crown Cork & Seal Co., Inc.                                    4.1%
        MANUFACTURES PACKAGING PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 1998

                                                     SHARES       VALUE
                                                     -------   ------------

COMMON STOCKS--96.5%
AUTO PARTS & EQUIPMENT--3.8%
Dana Corp...............................             33,700    $  1,377,487
AUTOMOBILES--9.0%
Ford Motor Co...........................             26,700       1,566,956
General Motors Corp.....................             22,900       1,638,781
                                                               ------------
                                                                  3,205,737
                                                               ------------
BUILDING MATERIALS--4.0%
Armstrong World Industries, Inc.........             23,500       1,417,344

CHEMICALS--6.9%
Dow Chemical Co. (The)..................             14,700       1,336,781
Eastman Chemical Co.....................             24,900       1,114,275
                                                               ------------
                                                                  2,451,056
                                                               ------------

CHEMICALS (SPECIALTY)--6.9%
Hercules, Inc...........................             41,800       1,144,275
Nalco Chemical Co.......................             42,600       1,320,600
                                                               ------------
                                                                  2,464,875
                                                               ------------

CONTAINERS (METAL & GLASS)--4.0%
Crown Cork & Seal Co., Inc..............             47,000       1,448,187

ELECTRONICS (INSTRUMENTATION)--5.9%
Tektronix, Inc..........................             70,300       2,113,394

IRON & STEEL--7.3%
Allegheny Teledyne, Inc.................             68,400       1,397,925

                                                     SHARES       VALUE
                                                     -------   ------------
IRON & STEEL--CONTINUED
USX-U. S. Steel Group...................             52,700    $  1,212,100
                                                               ------------
                                                                  2,610,025
                                                               ------------

LEISURE TIME (PRODUCTS)--5.4%
Brunswick Corp..........................             77,300       1,913,175

MACHINERY (DIVERSIFIED)--17.2%
Cooper Industries, Inc..................             30,800       1,468,775
Milacron, Inc...........................             71,200       1,370,600
SPX Corp.(b)............................             25,814       1,729,538
Timken Co. (The)........................             83,100       1,568,512
                                                               ------------
                                                                  6,137,425
                                                               ------------

MANUFACTURING (DIVERSIFIED)--7.8%
Aeroquip-Vickers, Inc...................             42,900       1,284,319
National Service Industries, Inc........             39,400       1,497,200
                                                               ------------
                                                                  2,781,519
                                                               ------------

METALS MINING--3.4%
Phelps Dodge Corp.......................             24,100       1,226,088

OIL & GAS (REFINING & MARKETING)--4.0%
Sunoco, Inc.............................             39,300       1,417,256

OIL (DOMESTIC INTEGRATED)--3.3%
Phillips Petroleum Co...................             27,900       1,189,238

TRUCKS & PARTS--7.6%
Cummins Engine Co., Inc.................             40,800       1,448,400

50                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                                                     SHARES       VALUE
                                                     -------   ------------
TRUCKS & PARTS--CONTINUED
PACCAR, Inc.............................             30,500    $  1,254,313
                                                               ------------
                                                                  2,702,713
                                                               ------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $34,103,063)                                    34,455,519
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.4%

AUTOMOBILES--2.4%
DaimlerChrysler AG (Germany)(b).........              9,100         874,169
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $450,281)                                          874,169
---------------------------------------------------------------------------

TOTAL INVESTMENTS --98.9%
(IDENTIFIED COST $34,553,344)                                     35,329,688(a)
Cash and receivables, less liabilities--1.1%                         382,768
                                                               -------------
NET ASSETS--100.0%                                             $  35,712,456
                                                               -------------
                                                               -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,603,224 and gross depreciation of $3,896,645 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $34,623,109.
(b)  Non-income producing.

                       See Notes to Financial Statements                      51

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $34,553,344)                               $  35,329,688
Cash                                                                394,657
Receivables
  Dividends and interest                                             83,602
  Fund shares sold                                                   37,869
                                                              -------------
    Total assets                                                 35,845,816
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                             6,187
  Distribution fee                                                   54,643
  Investment advisory fee                                            23,536
  Administration fee                                                 18,049
  Trustees' fee                                                       7,247
Accrued expenses                                                     23,698
                                                              -------------
    Total liabilities                                               133,360
                                                              -------------
NET ASSETS                                                    $  35,712,456
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  34,541,729
Undistributed net investment income                                  30,470
Accumulated net realized gain                                       363,913
Net unrealized appreciation                                         776,344
                                                              -------------
NET ASSETS                                                    $  35,712,456
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,089,672)                1,554,189
Net asset value per share                                            $11.64
Offering price per share $11.64/(1-4.75%)                            $12.22
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,980,753)                  947,391
Net asset value and offering price per share                         $11.59
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,642,031)                   573,565
Net asset value and offering price per share                         $11.58

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $   1,092,130
Interest                                                             11,183
                                                              -------------
    Total investment income                                       1,103,313
                                                              -------------

EXPENSES
Investment advisory fee                                             329,629
Distribution fee, Class A                                            48,719
Distribution fee, Class B                                           105,179
Distribution fee, Class C                                            65,250
Distribution fee, Class M                                               500
Administration                                                      219,418
Professional                                                         24,871
Trustees                                                             14,668
                                                              -------------
    Total expenses                                                  808,234
    Less expenses borne by investment adviser                       (39,539)
                                                              -------------
    Net expenses                                                    768,695
                                                              -------------
NET INVESTMENT INCOME                                               334,618
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   2,097,474
Net change in unrealized appreciation (depreciation) on
  investments                                                      (352,262)
                                                              -------------
NET GAIN ON INVESTMENTS                                           1,745,212
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   2,079,830
                                                              -------------
                                                              -------------

52                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                           12/31/97
                                           Year Ended    (Rounded to
                                            12/31/98      thousands)
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $    334,618   $    231,000
  Net realized gain (loss)                   2,097,474      1,504,000
  Net change in unrealized appreciation
    (depreciation)                            (352,262)     1,133,000
                                          ------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               2,079,830      2,868,000
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (211,860)      (171,000)
  Net investment income, Class B               (57,698)       (37,000)
  Net investment income, Class C               (35,805)       (22,000)
  Net investment income, Class M                  (335)            --
  Net realized gains, Class A                 (869,860)      (878,000)
  Net realized gains, Class B                 (538,067)      (403,000)
  Net realized gains, Class C                 (327,380)      (221,000)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (2,041,005)    (1,732,000)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (447,148
    and 1,831,000 shares, respectively)      5,386,173     20,131,000
  Net asset value of shares issued from
    reinvestment of distributions
    (92,048 and 86,000 shares,
    respectively)                            1,040,977        977,000
  Cost of shares repurchased (673,296
    and 277,000 shares, respectively)       (7,993,719)    (3,121,000)
                                          ------------   ------------
Total                                       (1,566,569)    17,987,000
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (297,032
    and 770,000 shares, respectively)        3,568,146      8,726,000
  Net asset value of shares issued from
    reinvestment of distributions
    (39,114 and 23,000 shares,
    respectively)                              439,118        260,000
  Cost of shares repurchased (151,755
    and 30,000 shares, respectively)        (1,790,599)      (357,000)
                                          ------------   ------------
Total                                        2,216,665      8,629,000
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (249,615
    and 421,000 shares, respectively)        2,992,809      4,940,000
  Net asset value of shares issued from
    reinvestment of distributions
    (30,269 and 17,000 shares,
    respectively)                              339,363        197,000
  Cost of shares repurchased (130,943
    and 13,000 shares, respectively)        (1,510,855)      (162,000)
                                          ------------   ------------
Total                                        1,821,317      4,975,000
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (20,926
    and 0 shares, respectively)                256,291             --
  Net asset value of shares issued from
    reinvestment of distributions
    (28 and 0 shares, respectively)                335             --
  Cost of shares repurchased (20,954 and
    0 shares, respectively)                   (263,766)            --
                                          ------------   ------------
Total                                           (7,140)            --
                                          ------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             2,464,273     31,591,000
                                          ------------   ------------
  NET INCREASE IN NET ASSETS                 2,503,098     32,727,000
NET ASSETS
  Beginning of period                       33,209,358        482,000
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $30,470 AND
    $1,038, RESPECTIVELY]                 $ 35,712,456   $ 33,209,000
                                          ------------   ------------
                                          ------------   ------------

                       See Notes to Financial Statements                      53

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                CLASS A                                        CLASS B
                          ----------------------------------------------------     --------------------------------
                              YEAR ENDED DECEMBER 31,              INCEPTION           YEAR ENDED DECEMBER 31,
                          --------------------------------        12/17/96 TO      --------------------------------
                                  1998                1997          12/31/96               1998                1997
Net asset value,
  beginning of period     $      11.56        $      10.11        $   10.00        $      11.53        $      10.39(5)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income (loss)                 0.15(1)(6)          0.17(1)(2)         --(1)             0.06(1)(6)          0.08(1)(2)
  Net realized and
    unrealized gain
    (loss)                        0.66                1.95             0.11                0.65                1.67
                                ------              ------           ------              ------              ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS                0.81                2.12             0.11                0.71                1.75
                                ------              ------           ------              ------              ------
LESS DISTRIBUTIONS
  Dividends from net
    investment income            (0.14)              (0.12)              --               (0.06)              (0.06)
  Dividends from net
    realized gains               (0.59)              (0.55)              --               (0.59)              (0.55)
                                ------              ------           ------              ------              ------
      TOTAL
        DISTRIBUTIONS            (0.73)              (0.67)              --               (0.65)              (0.61)
                                ------              ------           ------              ------              ------
Change in net asset
  value                           0.08                1.45             0.11                0.06                1.14
                                ------              ------           ------              ------              ------
NET ASSET VALUE, END
  OF PERIOD               $      11.64        $      11.56        $   10.11        $      11.59        $      11.53
                                ------              ------           ------              ------              ------
                                ------              ------           ------              ------              ------
Total return(3)                   7.23%              21.10%(2)         1.10%               6.41%              16.97%(2)

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)           $18,090             $19,518             $482             $10,981              $8,799

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              1.75%               1.80%(2)         1.70%(4)            2.50%               2.60%(4)
  Net investment
    income (loss)                 1.25%               1.40%(2)         1.80%(4)            0.54%               0.70%(4)
Portfolio turnover                 135%               87.7%              --%                135%               87.7%

                                      CLASS C
                          --------------------------------
                              YEAR ENDED DECEMBER 31,
                          --------------------------------
                                  1998                1997
Net asset value,
  beginning of period     $      11.52        $      10.39(5)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income (loss)                 0.06(1)(6)          0.09(1)(2)
  Net realized and
    unrealized gain
    (loss)                        0.65                1.66
                                 -----               -----
      TOTAL FROM
        INVESTMENT
        OPERATIONS                0.71                1.75
                                 -----               -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income            (0.06)              (0.07)
  Dividends from net
    realized gains               (0.59)              (0.55)
                                 -----               -----
      TOTAL
        DISTRIBUTIONS            (0.65)              (0.62)
                                 -----               -----
Change in net asset
  value                           0.06                1.13
                                 -----               -----
NET ASSET VALUE, END
  OF PERIOD               $      11.58        $      11.52
                                 -----               -----
                                 -----               -----
Total return(3)                   6.42%              17.01%(2)
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)            $6,642              $4,893
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              2.50%               2.60%(4)
  Net investment
    income (loss)                 0.52%               0.80%(4)
Portfolio turnover                 135%               87.7%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Value 25 Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.4%, 0.7% and 0.8%, respectively.
(3) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge. Total return for the period from inception (December 17, 1996) through December 31, 1996 has not been annualized.
(4)  Annualized.
(5) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(6) Includes reimbursement of operating expenses by investment adviser of $0.01.

54                     See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Funds are offered for sale: Phoenix-Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Global Growth Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. GLOBAL GROWTH FUND seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  The Global Growth Fund and the Small & Mid-Cap Growth Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. To a limited extent, the Value 25 Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                               First $50  Next $450   Over $500
                                Million    Million     Million
                               ---------  ----------  ----------
Growth Fund..................      0.90%       0.80%       0.70%
Nifty Fifty Fund.............      0.90%       0.80%       0.70%
Balanced Return Fund.........      0.80%       0.70%       0.60%
Global Growth Fund...........      1.10%       1.00%       0.90%
Small & Mid-Cap Growth
Fund.........................      1.00%       0.90%       0.80%
Value 25 Fund................      0.90%       0.80%       0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Manager also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Manager pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $101,674 for Class A shares and deferred sales charges of $501,234 for Class B shares and $104,875 for Class C shares for the year ended December 31, 1998. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class M shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1998 $2,016,392 was retained by the Distributor, $2,629,819 was paid out to unaffiliated Participants and $16,306 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                            1st $50    next $450    next $125    over $625
                            million     million      million      million
                           ---------  -----------  -----------  -----------
Growth Fund..............       0.99%       0.50%        0.30%        0.30%
Nifty Fifty Fund.........       0.99%       0.50%        0.30%        0.30%
Balanced Return Fund.....       1.09%       0.60%        0.40%        0.40%
Global Growth Fund.......       0.60%       0.50%        0.40%        0.40%
Small & Mid-Cap Growth
  Fund...................       0.60%       0.50%        0.40%        0.40%
Value 25 Fund............       0.60%       0.50%        0.40%        0.40%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1998 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                        Purchases       Sales
                                       ------------  ------------
Growth Fund..........................  $555,311,417  $614,413,792
Nifty Fifty Fund.....................   305,753,217   290,307,238
Balanced Return Fund.................    60,122,526    53,879,018
Global Growth Fund...................    21,996,573    20,166,638
Small & Mid Cap Growth Fund..........   145,983,951   108,128,563
Value 25 Fund........................    49,499,799    48,785,988

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1998, aggregated $35,971,164 and $39,843,599 respectively, for the Balanced Return Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS
  For the fiscal year ended December 31, 1998, the following Funds had capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Global Growth Fund.................  $ 1,742,859
Small & Mid-Cap Growth Fund........   10,519,829

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998 the Global Growth Fund and the Small & Mid-Cap Growth Fund elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $7,217 and $17,567, respectively. In addition, the Small & Mid-Cap Fund, Value 25 Fund, and Balanced Return Fund were able to utilize losses deferred in the prior year in the amount of $189,050, $7,087, and $247,437, respectively.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                       Undistributed                      Capital paid
                                           net                                 in
                                        investment      Accumulated       on shares of
                                          income        net realized       beneficial
                                          (loss)        gain (loss)         interest
                                       ------------     ------------     --------------
Growth Fund........................    $ 4,059,521      $     10,516     $ (4,070,037)
Nifty Fifty Fund...................      2,852,205        (2,852,429)             224
Balanced Return Fund...............            358               172             (530)
Global Growth Fund.................        246,044           (13,986)        (232,058)
Small & Mid Cap Growth Fund........      1,330,768            10,751       (1,341,519)
Value 25 Fund......................            512              (299)            (213)

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1998, the following Funds distributed long-term capital gain dividends as follows:

                                                          Total
                                                        Long-Term
                                                       Distributions
                                                       ------------
Growth Fund........................................    $23,765,415
Nifty Fifty Fund...................................      6,472,127
Balanced Return Fund...............................      5,623,989
Value 25 Fund......................................        520,008

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction (DRD) for corporate shareholders:

                                                   % of Ordinary
                                                      Income
                                                     Dividend
                                                     Qualified
                                                      for DRD
                                                 -----------------
Balanced Return Fund...........................           65.68%
Value 25 Fund..................................           59.50%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
The Phoenix-Engemann Funds:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund, the Phoenix-Engemann Value 25 Fund and the Phoenix-Engemann Global Growth Fund (the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of The Phoenix-Engemann Funds (except for the Phoenix-Engemann Value 25 Fund) for the year ended December 31, 1996, and prior periods were audited by other independent accountants whose report dated February 14, 1997, expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 1999

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2133

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Thomas N. Steenburg, General Counsel and
  Vice President

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2101

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIANS
Union Bank of California
475 Sansome Street
San Francisco, California 94111

State Street Bank and Trust Company
(Global Growth Fund)
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                                PRSRT STD
PO Box 2200                                                      U.S. Postage
Enfield CT 06083-2200                                                PAID
                                                                Springfield, MA
[LOGO]  PHOENIX                                                  Permit No. 444
        INVESTMENT PARTNERS

                                                                PXP 2115 (2/99)